Exhibit 10.1

Third Amendment to Credit Agreement

This Third Amendment to Credit Agreement (this “Third Amendment”) is entered into as of May 19, 2021, among Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), Alpine Income Property Trust, Inc., a Maryland corporation, as a Guarantor (“Parent”), the other Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Parent, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement, dated as of November 26, 2019 (as amended by a First Amendment to Credit Agreement dated as of June 30, 2020, a Second Amendment to Credit Agreement dated as of October 20, 2020, and as the same may have been further amended, restated, supplemented or otherwise modified prior to the date hereof, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower, the Administrative Agent and Lenders desire to amend the Credit Agreement to, among other things, ensure that the aggregate outstanding Revolving Loans, Swing Loans and L/C Obligations, when taken together with the aggregate other unsecured indebtedness of the Borrower, at no time exceeds the Adjusted Borrowing Base as then determined and computed.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended, including the Exhibits and Schedules thereto, to incorporate the changes reflected in Annex A attached hereto, with the double underlined language in Annex A indicating insertions and language subject to a strike-through in Annex A indicating deletions.

Section 2.	Addition of Guarantors.

Pursuant to Section 7.3 of the Credit Agreement, the Borrower hereby requests that (a) the Eligible Properties identified on Annex B hereto (the “Specified Additional Properties”) to be added as an Eligible Properties under the Credit Agreement and (b) the Material Subsidiaries identified on Annex B (the “Specified Additional Guarantors”) be added as Guarantors under the Credit Agreement, which request constitutes a written request for the addition of Eligible

Properties to the Borrowing Base under Section 7.3 of the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Specified Additional Properties shall be added to the Borrowing Base and the Specified Additional Guarantors shall be Guarantors under the Credit Agreement, effective as of the date hereof.

Each Specified Additional Guarantor hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  Each Specified Additional Guarantor confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to such Specified Additional Guarantor as of the date hereof and such Specified Additional Guarantor shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.  Without limiting the generality of the foregoing, each Specified Additional Guarantor hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as such Specified Additional Guarantor were a signatory party thereto.

Section 3.	Conditions Precedent.

The effectiveness of this Third Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.  The Borrower, the Parent, the other Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Third Amendment.

3.2.  The Administrative Agent shall have received written certificates of authorized persons of the Borrower and Parent that (i) either affirms that there have been no change to the Borrower’s or Parent’s articles of incorporation, articles of organization or certificate of formation; and bylaws or operating agreement (collectively, the “Organizational Documents”), as applicable, or attaches any amendments to the Organizational Documents, (ii) attaches a good standing certificate for each of the Borrower and Parent from the applicable Secretary of State dated as of a date no more than 30 days prior to the date of this Third Amendment, (iii) attaches copies of resolutions of the Borrower’s and Parent’s governing body authorizing the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated hereby, and (iv) attaches a current incumbency certificate containing the name, title and genuine signature of the responsible officers of the Borrower and Parent.

3.3.  The Administrative Agent shall have received written certificates of authorized persons of each Specified Additional Guarantor that (i) attaches each Specified Additional Guarantor’s Organizational Documents, (ii) attaches a good standing certificate for each Specified Additional Guarantor from the applicable Secretary of State dated as of a date no more than 30 days prior to the date of this Third Amendment, (iii) attaches copies of resolutions of each Specified Additional Guarantor’s governing body authorizing the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated hereby, and (iv) attaches a current incumbency certificate containing the name, title and genuine signature of the responsible officers of each Specified Additional Guarantor.

3.4.  The Administrative Agent shall have received financing statement lien search results against each Specified Additional Guarantor evidencing the absence of Liens on its Property except as Permitted Liens or as otherwise permitted by Section 8.8 of the Credit Agreement.

3.5.  The Administrative Agent shall have received a fully executed Internal Revenue Service Form W-9 for each Specified Additional Guarantor.

3.6.  The Administrative Agent shall have received a written opinion of counsel to each Specified Additional Guarantor, in form and substance reasonably satisfactory to the Administrative Agent.

3.7.  The Borrower shall have paid to the Administrative Agent all invoiced fees and expenses of the Administrative Agent’s counsel due hereunder.

3.8.  The Administrative Agent shall have received a duly executed and completed Borrowing Base Certificate and Compliance Certificate calculated after giving effect to this Third Amendment.

3.9.  All legal matters incident to the execution and delivery of this Third Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 4.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Third Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Third Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Third Amendment.

Section 5.	Miscellaneous.

5.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Third Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation,

preparation, execution and delivery of this Third Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.This Third Amendment is a Loan Document.  This Third Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Third Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Third Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Third Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Alpine Income Property OP, LP,
a Delaware limited partnership

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

“Guarantors”

“Parent”

Alpine Income Property Trust, Inc., a Maryland corporation

By /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

“Material Subsidiaries”

CTO17 Hillsboro OR LLC

Bluebird Metrowest Orlando LLC

CTO16 Raleigh LLC

CTO16 Reno LLC

CTO19 Winston Salem NC LLC

Indigo Henry LLC

CTO17 Saugus LLC

CTLC18 Lynn MA LLC

CTO16 Huntersville LLC

CTO19 Birmingham LLC

PINE19 Alpharetta GA LLC

PINE19 Jacksonville FL LLC

LHC15 Glendale AZ LLC

CTO19 Troy WI LLC

CTO17 Brandon FL LLC

CTO19 Albany GA LLC

PINE20 Blanding LLC

PINE19 Georgetown TX LLC

PINE20 Hurst TX LLC

PINE19 Slaughter Austin TX LLC

PINE20 Tulsa LLC

PINE20 Highland KY LLC

PINE20 Tyn LLC

PINE20 Arden NC LLC

PINE20 Barker LLC

PINE20 Bingham LLC

PINE20 Chazy LLC

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

PINE20 Hammond LLC

PINE20 Harrisville LLC

PINE20 Heuvelton LLC

PINE20 Howell MI LLC

PINE20 Limestone LLC

PINE20 Milford LLC

PINE20 Newtonsville LLC

PINE20 Odessa LLC

PINE20 Salem LLC

PINE20 Severn LLC

PINE20 Somerville LLC

PINE20 Willis LLC

PINE20 Winthrop LLC

PINE20 Glendale LLC

PINE20 Kermit LLC

PINE20 Tacoma LLC

PINE20 Cut & Shoot LLC

PINE20 Del Rio LLC

PINE20 Seguin LLC

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By /s/ Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

“Lenders”

Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as a Lender and Swing Line Lender

By /s/ Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Raymond James Bank, N.A., as a Lender

By /s/ Matt Stein

Name: Matt Stein

Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

The Huntington National Bank, as a Lender

By /s/ Joe White

Name: Joe White

Title: Vice President

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Truist Bank, as a Lender

By /s/ Ryan Almond

Name: Ryan Almond

Title: Director

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Annex A

(see attached)

Annex B

Specified Additional Guarantors

Subsidiary Name
PINE20 CUT & SHOOT LLC
PINE20 DEL RIO LLC
PINE20 SEGUIN LLC

Specified Additional Properties

Owner	Property
Alpine Income Property OP, LP	At Home, North Canton, Ohio
Alpine Income Property OP, LP	Pet Supplies Plus, North Canton, Ohio
Alpine Income Property OP, LP	Salon Lofts, North Canton, Ohio
Alpine Income Property OP, LP	Sportsman’s Warehouse, Albuquerque, New Mexico
PINE20 CUT & SHOOT LLC	Dollar General, Cut & Shoot, Texas
PINE20 DEL RIO LLC	Dollar General, Del Rio, Texas
PINE20 SEGUIN LLC	Dollar General, Seguin, Texas

Annex A to Third Amendment to Credit Agreement

Credit Agreement

Dated as of November 26, 2019

among

Alpine Income Property OP, LP,

Alpine Income Property Trust, Inc., as Guarantor

The Other Guarantors From Time to Time Parties Hereto,

the Lenders from time to time parties hereto,

Bank of Montreal,

as Administrative Agent,

as amended by:

First Amendment to Credit Agreement dated as of June 30, 2020; and

Second Amendment to Credit Agreement dated as of October 20, 2020

BMO Capital Markets Corp., and
Raymond James Bank, N.A.
as Joint Lead Arrangers and Joint Book Runners

Table of Contents

SectionHeadingPage

Section 1.The Credit Facility1

Section 1.1.Revolving Credit Commitments1

Section 1.2.Reserved1

Section 1.3.Letters of Credit1

Section 1.4.Applicable Interest Rates6

Section 1.5.Minimum Borrowing Amounts; Maximum Eurodollar Loans7

Section 1.6.Manner of Borrowing Loans and Designating Applicable Interest Rates8

Section 1.7.Maturity of Loans10

Section 1.8.Prepayments10

Section 1.9.Default Rate11

Section 1.10.Evidence of Indebtedness11

Section 1.11.Funding Indemnity12

Section 1.12.Commitment Terminations13

Section 1.13.Substitution of Lenders13

Section 1.14.Defaulting Lenders13

Section 1.15.Increase in Revolving Credit Commitments14

Section 1.16.Extension of Revolving Credit Termination Date15

Section 1.17.Swing Loans16

Section 2.Fees17

Section 2.1.Fees17

Section 3.Place and Application of Payments18

Section 3.1.Place and Application of Payments18

Section 4.Guaranties21

Section 4.1.Guaranties21

Section 4.2.Further Assurances21

Section 5.Definitions; Interpretation21

Section 5.1.Definitions21

Section 5.2.Interpretation53

Section 5.3.Change in Accounting Principles53

Section 6.Representations and Warranties53

Section 6.1.Organization and Qualification53

Section 6.2.Subsidiaries54

Section 6.3.Authority and Validity of Obligations54

Section 6.4.Use of Proceeds; Margin Stock55

Section 6.5.Financial Reports55

Section 6.6.No Material Adverse Effect55

Section 6.7.Full Disclosure55

Section 6.8.Trademarks, Franchises, and Licenses56

Section 6.9.Governmental Authority and Licensing56

Section 6.10.Good Title56

Section 6.11.Litigation and Other Controversies56

Section 6.12.Taxes56

Section 6.13.Approvals57

Section 6.14.Affiliate Transactions57

Section 6.15.Investment Company57

Section 6.16.ERISA57

Section 6.17.Compliance with Laws57

Section 6.18.OFAC59

Section 6.19.Other Agreements59

Section 6.20.Solvency59

Section 6.21.No Default59

Section 6.22.No Broker Fees.59

Section 6.23.Condition of Property; Casualties; Condemnation59

Section 6.24.Legal Requirements, and Zoning60

Section 6.25.No Defaults; Landlord is in Compliance with Leases60

Section 6.26.EEA Financial Institution60

Section 6.27.REIT Status60

Section 7.Conditions Precedent61

Section 7.1.All Credit Events61

Section 7.2.Initial Credit Event62

Section 7.3.Eligible Property Additions and Deletions to the Borrowing Base64

Section 8.Covenants64

Section 8.1.Maintenance of Existence64

Section 8.2.Maintenance of Properties, Agreements65

Section 8.3.Taxes and Assessments65

Section 8.4.Insurance65

Section 8.5.Financial Reports66

Section 8.6.Inspection68

Section 8.7.Liens68

Section 8.8.Investments, Acquisitions, Loans and Advances68

Section 8.9.Mergers, Consolidations and Sales70

Section 8.10.Maintenance of Subsidiaries71

Section 8.11.ERISA71

Section 8.12.Compliance with Laws71

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Section 8.13.Compliance with OFAC Sanctions Programs and Anti-Corruption Laws72

Section 8.14.Burdensome Contracts With Affiliates73

Section 8.15.No Changes in Fiscal Year73

Section 8.16.Formation of Subsidiaries74

Section 8.17.Change in the Nature of Business74

Section 8.18.Use of Proceeds74

Section 8.19.No Restrictions74

Section 8.20.Financial Covenants74

Section 8.21.Borrowing Base Covenant75

Section 8.22.Electronic Delivery of Certain Information75

Section 8.23.Evidence of Payment of Florida Intangibles Tax76

Section 8.24.REIT Status76

Section 8.25.Restricted Payments76

Section 8.26.Other Unsecured Indebtedness Guarantees77

Section 9.Events of Default and Remedies77

Section 9.1.Events of Default77

Section 9.2.NonBankruptcy Defaults80

Section 9.3.Bankruptcy Defaults80

Section 9.4.Collateral for Undrawn Letters of Credit80

Section 9.5.Notice of Default81

Section 10.Change in Circumstances81

Section 10.1.Change of Law81

Section 10.2.Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR82

Section 10.3.Increased Cost and Reduced Return82

Section 10.4.Lending Offices84

Section 10.5.Discretion of Lender as to Manner of Funding84

Section 10.6.Effect of Benchmark Transition Event84

Section 11.The Administrative Agent86

Section 11.1.Appointment and Authority86

Section 11.2.Rights as a Lender86

Section 11.3.Action by Administrative Agent; Exculpatory Provisions86

Section 11.4.Reliance by Administrative Agent88

Section 11.5.Delegation of Duties88

Section 11.6.Resignation of Administrative Agent; Removal of Administrative Agent88

Section 11.7.NonReliance on Administrative Agent and Other Lenders89

Section 11.8.L/C Issuer and Swing Line Lender.90

Section 11.9.Hedging Liability and Funds Transfer and Deposit Account Liability91

Section 11.10.Designation of Additional Agents91

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Section 11.11.Reserved91

Section 11.12.Authorization to Release Guaranties92

Section 11.13.Authorization of Administrative Agent to File Proofs of Claim92

Section 12.Miscellaneous92

Section 12.1.Withholding Taxes92

Section 12.2.No Waiver, Cumulative Remedies95

Section 12.3.NonBusiness Days95

Section 12.4.Documentary Taxes95

Section 12.5.Survival of Representations95

Section 12.6.Survival of Indemnities96

Section 12.7.Sharing of SetOff96

Section 12.8.Notices96

Section 12.9.Counterparts97

Section 12.10.Successors and Assigns98

Section 12.11.Participants98

Section 12.12.Assignments98

Section 12.13.Amendments101

Section 12.14.Headings102

Section 12.15.Costs and Expenses; Indemnification102

Section 12.16.Setoff103

Section 12.17.Entire Agreement104

Section 12.18.Governing Law104

Section 12.19.Severability of Provisions104

Section 12.20.Excess Interest104

Section 12.21.Construction105

Section 12.22.Lender’s and L/C Issuer’s Obligations Several105

Section 12.23.Submission to Jurisdiction; Waiver of Jury Trial105

Section 12.24.USA Patriot Act105

Section 12.25.Confidentiality106

Section 12.26.Limitation of Recourse107

Section 12.27.Other Taxes107

Section 12.28.Acknowledgement and Consent to Bail-In of EEA Financial Institutions107

Section 12.29.Acknowledgement Regarding Any Supported QFCs108

Section 13.The Guarantees109

Section 13.1.The Guarantees109

Section 13.2.Guarantee Unconditional109

Section 13.3.Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances110

Section 13.4.Subrogation111

Section 13.5.Waivers111

Section 13.6.Limit on Recovery111

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Section 13.7.Stay of Acceleration111

Section 13.8.Benefit to Guarantors111

Section 13.9.Guarantor Covenants112

Section 13.10.Keepwell112

Signature Page1

Exhibit A—Notice of Payment Request

Exhibit B—Notice of Borrowing

Exhibit C—Notice of Continuation/Conversion

Exhibit D-1—Revolving Note

Exhibit D-2—Swing Note

Exhibit E—Compliance Certificate

Exhibit F—Assignment and Acceptance

Exhibit G—Additional Guarantor Supplement

Exhibit H—Commitment Amount Increase Request

Exhibit I—Borrowing Base Certificate

Schedule 1—Revolving Credit Commitments

Schedule 1.1—Third Amendment Effective Date Properties

Schedule 6.2—Subsidiaries

Schedule 6.6—Material Adverse Effect

Schedule 6.11—Litigation

Schedule 6.12—Tax Returns

Schedule 6.17—Environmental Issues

Schedule 6.23—Maintenance and Condition

Schedule 8.7—Existing Liens

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Credit Agreement

This Credit Agreement (this “Agreement”) is entered into as of November 26, 2019, by and among Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), Alpine Income Property Trust, Inc., a Maryland corporation, as a Guarantor (“Parent”), and each Material Subsidiary from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Bank of Montreal, as Administrative Agent as provided herein.  All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

Preliminary Statement

The Borrower has requested, and the Lenders have agreed to extend, certain credit facilities on the terms and conditions of this Agreement.

Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.	The Credit Facility.

Section 1.1.Revolving Credit Commitments "Section 1.1.Revolving Credit Commitments" \l 2 .  Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Lenders the “Revolving Loans”) in U.S. Dollars to the Borrower from time to time on a revolving basis up to the amount of such Lender’s Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date.  The sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any time outstanding shall not exceed the lesser of (i) the Revolving Credit Commitments of all Lenders in effect at such time and (ii) the Adjusted Borrowing Base as then determined and computed.  Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Revolver Percentages.  As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans.  Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

Section 1.2.Reserved.

Section 1.3.Letters of Credit "Section 1.3.Letters of Credit" \l 2 .  (a) General Terms.  Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuer shall issue standby and commercial letters of credit (each a “Letter of Credit”) or amend or extend Letters of Credit issued by it for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit.

Each Letter of Credit shall be issued by the L/C Issuer, but each Lender shall be obligated to reimburse the L/C Issuer for such Lender’s Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

(b)Applications.  At any time before the Revolving Credit Termination Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit, in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an “Application”).  Notwithstanding anything contained in any Application to the contrary:  (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1(b) hereof, (ii) except as otherwise provided in Section 1.8(b) or Section 1.14 hereof, unless an Event of Default exists, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed).  If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, then the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date:  (i) the expiration date of such Letter of Credit if so extended would be after the date that is thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and either the Administrative Agent or the Required Lenders (with notice to the Administrative Agent) have given the L/C Issuer instructions to not permit the extension of the expiration date of such Letter of Credit.  The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3.

Notwithstanding anything contained herein to the contrary, if a default of any Lender’s obligations to fund under Section 1.3(c) exists or any Lender is at such time a Defaulting Lender hereunder, the L/C Issuer shall be under no obligation to issue, extend or amend any Letter of Credit unless the L/C Issuer has entered into arrangements with Borrower (including for cash collateralization as set forth above) or such Lender satisfactory to the L/C Issuer to eliminate the L/C Issuer’s risk with respect to such Lender.

(c)The Reimbursement Obligations.  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Borrower and the Administrative Agent thereof.  Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 1:00 p.m. (Chicago time) on the date when each drawing is to be paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:00 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the Borrower after 11:00 a.m. (Chicago time) on the date when such drawing is to be paid, by no later than 12:00 Noon (Chicago time) on the following Business Day, in immediately available funds at the Administrative Agent’s principal office in Chicago, Illinois or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds).  If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(e) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(e) below; provided, however, if the Borrower does not make any such reimbursement payment on the due date, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit and, subject to satisfaction of the conditions set forth in Section 7.1 except for 7.1(c) hereof, a Loan shall be made on such date in the amount of the Reimbursement Obligations then due which Loan proceeds shall be applied to pay the Reimbursement Obligations then due.

(d)Obligations Absolute.  The Borrower's obligation to reimburse L/C Obligations as provided in subsection (c) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 1.3, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder, except for events or circumstances arising from the willful misconduct or gross negligence on behalf of the L/C Issuer. None of the Administrative Agent, the Lenders, or the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of

Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer's (i) failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) willful misconduct or gross negligence.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole good faith discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(e)The Participating Interests.  Each Lender (other than the Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer.  Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to:  (i) from the date the related payment was made by the L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day.  Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage thereof as a Lender hereunder.

The several obligations of the Participating Lenders to the L/C Issuer under this Section 1.3 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Lender or any other Person whatsoever.  Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.

(f)Indemnification.  The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it.  The obligations of the Participating Lenders under this Section 1.3(f) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

(g)Manner of Requesting a Letter of Credit.  The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the L/C Issuer, in each case, together with the fees called for by this Agreement.  The Administrative Agent shall promptly notify the L/C Issuer of the Administrative Agent’s receipt of each such notice (and the L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders) and the L/C Issuer shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested.

(h)Replacement of the L/C Issuer.  The L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer.  The Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer.  From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require.  After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

Section 1.4.Applicable Interest Rates "Section 1.4.Applicable Interest Rates" \l 2 .  (a) Base Rate Loans.  Each Base Rate Loan made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a Eurodollar Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

“Base Rate” means, for any day, the rate per annum equal to the greatest of:  (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the Federal Funds Rate for such day, plus (ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day plus 1.00%.  As used herein, the term “LIBOR Quoted Rate” means, for any day, the rate per annum equal to the quotient of (i) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period as reported on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) divided by (ii) one (1) minus the Eurodollar Reserve Percentage, provided that in no event shall the “LIBOR Quoted Rate” be less than 0.00%.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that in no event shall the Federal Funds Rate be less than 0.00%.

(b)Eurodollar Loans.  Each Eurodollar Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a Base Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

“Adjusted LIBOR” means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

Adjusted LIBOR=                      LIBOR

1 - Eurodollar Reserve Percentage

“Eurodollar Reserve Percentage” means the maximum reserve percentage, expressed as a decimal, at which reserves (including, without limitation, any emergency, marginal, special, and supplemental reserves) are imposed by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities”, as defined in such Board’s Regulation D (or any successor thereto), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto.  For purposes of this definition, the relevant Loans shall be deemed to be “eurocurrency liabilities” as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.  The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

“LIBOR” means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made as part of such Borrowing; provided, that in no event shall “LIBOR” be less than 0.25%, unless such Loan is subject to a Hedging Agreement consisting of an interest rate swap.

“LIBOR Index Rate” means, for any Interest Period, the greater of (a)  the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, as reported on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period and (b) 0% per annum.

(c)Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

Section 1.5.Minimum Borrowing Amounts; Maximum Eurodollar Loans "Section 1.5.Minimum Borrowing Amounts; Maximum Eurodollar Loans" \l 2 .  Each Borrowing of Base Rate Loans shall be in an amount not less than $100,000.  Each Borrowing of Eurodollar Loans advanced, continued or converted to a Eurodollar Loan shall be in an amount equal to $100,000 or such greater amount which is an integral multiple of $100,000.  Without the Administrative

Agent’s consent, there shall not be more than eight (8) Borrowings of Eurodollar Loans outstanding hereunder.

Section 1.6.Manner of Borrowing Loans and Designating Applicable Interest Rates "Section 1.6.Manner of Borrowing Loans and Designating Applicable Interest Rates" \l 2 .  (a) Notice to the Administrative Agent.  The Borrower shall give notice to the Administrative Agent by no later than 10:00 a.m. (Chicago time):  (i) at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar Loans and (ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans.  The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing.  Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing set forth in Section 1.5 hereof, a portion thereof, as follows:  (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower.  The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone, telecopy, or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent.  Notice of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 10:00 a.m. (Chicago time) at least three (3) Business Days before the date of the requested continuation or conversion.  All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto.  No Borrowing of Eurodollar Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists.  The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(b)Notice to the Lenders.  The Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

(c)Borrower’s Failure to Notify.  If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) and such Borrowing is not prepaid in accordance with Section 1.8(a), the Borrower shall be deemed to have given the notice three (3) Business Days prior to the end of the then current Interest Period and such Borrowing shall automatically be continued as a Borrowing of a Eurodollar Loan with a one (1) month Interest Period; provided that all Lenders are able to accommodate such one (1) month Interest Period and such Eurodollar Loan shall be subject to the funding indemnity set forth in Section 1.11 hereof in the event it is prepaid prior to the end of the Interest Period.  In the event the Borrower fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 12:00 noon (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit (or at the option of the Swing Line Lender under the Swing Line) on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

(d)Disbursement of Loans.  Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to Section 7 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois (or at such other location as the Administrative Agent shall designate).  The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrower no later than 2:00 p.m. (Chicago time) on the date of such Borrowing as instructed by the Borrower.

(e)Administrative Agent Reliance on Lender Funding.  Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, (1) such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to:  (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day, and (2) the Administrative Agent shall notify the Borrower of such Lender’s failure to pay.  If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, promptly, and in no event later than 11:00 a.m. (Chicago time) on the date that is two (2) Business Days following such demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, which payment may be in the form of a Base Rate Loan under this Agreement, but without such payment being considered a payment or prepayment of a Loan under Section 1.11 hereof so that the Borrower will have no liability under such Section with respect to such payment.

Section 1.7.Maturity of Loans "Section 1.7.Maturity of Loans" \l 2 .  Each Revolving Loan and Swing Loan, both for principal and interest not sooner paid, shall mature and be due and payable by the Borrower on the Revolving Credit Termination Date.

Section 1.8.Prepayments. "Section 1.8.Prepayments" \l 2  (a) Optional.  The Borrower may prepay in whole or in part (but, if in part, then:  (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $100,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon three (3) Business Days prior notice by the Borrower to the Administrative Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered by the Borrower to the Administrative Agent no later than 10:00 a.m. (Chicago time) on the date of prepayment (or, in any case, such shorter period of time then agreed to by the Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 1.11 hereof.

(b)Mandatory.

(i)If at any time the sum of the unpaid principal balance of the Revolving Loans, Swing Loans and the L/C Obligations then outstanding shall be in excess of the lesser of the aggregate Revolving Credit Commitments and the Adjusted Borrowing Base as then determined and computed, as contained in the most recent Borrowing Base Certificate delivered in accordance with Section 8.5(d) hereof, the Borrower shall promptly, and in no event later than 11:00 a.m. (Chicago time) on the date that is two (2) Business Days following such delivery, and without notice or demand pay the amount of the excess to the Administrative Agent for the account of the Lenders as a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans and Swing Loans until paid in full with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

(ii)Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.8(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire.  Each prepayment of Loans under this Section 1.8(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Eurodollar Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 1.11 hereof.  Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

(c)No Reborrowing. Any amount of Revolving Loans or Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

Section 1.9.Default Rate "Section 1.9.Default Rate" \l 2 .  Notwithstanding anything to the contrary contained herein, while any Event of Default exists or after acceleration, if so directed by the Required Lenders, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans and Reimbursement Obligations, and letter of credit fees at a rate per annum equal to:

(a)for any Base Rate Loan, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect;

(b)for any Eurodollar Loan, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto plus the Applicable Margin and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;

(c)for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 1.3 with respect to such Reimbursement Obligation; and

(d)for any Letter of Credit, the sum of 2.0% plus the letter of credit fee due under Section 2.1 with respect to such Letter of Credit;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.9 shall be made by the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower.  While any Event of Default exists or after acceleration, interest shall be paid on the demand of the Administrative Agent at the request or with the consent of the Required Lenders.

Section 1.10.Evidence of Indebtedness "Section 1.10.Evidence of Indebtedness" \l 2 .  (a)  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c)The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded absent manifest error; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

(d)Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Revolving Loans, a “Revolving Note” and collectively, the “Revolving Notes”) or Exhibit D-2 (in the case of its Swing Loans, a “Swing Note”), as applicable (the Revolving Notes and Swing Note being herein referred to collectively as the “Notes” and individually as a “Note”).  In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the amount of the Revolving Credit Commitment or Swing Line Sublimit, as applicable.  Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.12) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.12, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described above.

Section 1.11.Funding Indemnity "Section 1.11.Funding Indemnity" \l 2 .  If any Lender shall incur any loss, cost or reasonable expense (including, without limitation, any loss, cost or reasonable expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

(a)any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Interest Period,

(b)any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow or continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof,

(c)any failure by the Borrower to make any payment of principal on any Eurodollar Loan when due (whether by acceleration or otherwise), or

(d)any acceleration of the maturity of a Eurodollar Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or reasonable expense.  If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or reasonable expense in reasonable detail and the amounts shown on such certificate shall be conclusive if reasonably determined absent manifest error.

Section 1.12.Commitment Terminations "Section 1.12.Commitment Terminations" \l 2 .  (a) Optional Revolving Credit Terminations.  The Borrower shall have the right at any time and from time to time, upon five (5) Business Days prior written notice to the Administrative Agent (or such shorter period of time agreed to by the Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations then outstanding.  Any termination of the Revolving Credit Commitments below the L/C Sublimit or the Swing Line Sublimit then in effect shall reduce the L/C Sublimit or the Swing Line Sublimit, as applicable, by a like amount.  The Administrative Agent shall give prompt notice to each Lender of any such termination of the Revolving Credit Commitments.

(b)Any termination of the Revolving Credit Commitments pursuant to this Section 1.12 may not be reinstated.

Section 1.13.Substitution of Lenders "Section 1.13.Substitution of Lenders" \l 2 .  In the event (a) the Borrower receives a claim from any Lender for compensation under Section 10.3 or 12.1 hereof, (b) the Borrower receives notice from any Lender of any illegality pursuant to Section 10.1 hereof, (c) any Lender is then a Defaulting Lender or such Lender is a Subsidiary or Affiliate of a Person who has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding or a receiver or conservator has been appointed for any such Person, or (d) a Lender fails to consent to an amendment or waiver requested under Section 12.13 hereof at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender”), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par, without recourse (other than with respect to claims or Liens arising by, through or under such Affected Lender), all of its interest, rights, and obligations hereunder (including all of its Revolving Credit Commitments and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to an Eligible Assignee specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 1.11 hereof as if the Loans owing to it were prepaid rather than assigned) other than such principal owing to it hereunder, and (iii) the assignment is entered into in accordance with, and subject to the consents required by, Section 12.12 hereof (provided any reimbursable expenses due thereunder shall be paid by the Borrower and any assignment fees shall be waived).

Section 1.14.Defaulting Lenders "Section 1.14.Defaulting Lenders " \l 2 . Anything contained herein to the contrary notwithstanding, in the event that any Lender at any time is a Defaulting Lender, then (a) during any Defaulting Lender Period with respect to such Defaulting

Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents and such Defaulting Lender’s Revolving Credit Commitments shall be excluded for purposes of determining “Required Lenders” (provided that the foregoing shall not permit an increase in such Lender’s Revolving Credit Commitments or an extension of the maturity date of such Lender’s Loans or other Obligations without such Lender’s consent); (b) to the extent permitted by applicable law, until such time as the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero, any voluntary prepayment of the Loans shall, if the Administrative Agent so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding; (c) such Defaulting Lender’s Revolving Credit Commitments and outstanding Loans shall be excluded for purposes of calculating any commitment fee payable to Lenders pursuant to Section 2.1 in respect of any day during any Defaulting Lender Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any fee pursuant to Section 2.1 with respect to such Defaulting Lender’s Revolving Credit Commitment in respect of any Defaulting Lender Period with respect to such Defaulting Lender (and any Letter of Credit fee otherwise payable to a Lender who is a Defaulting Lender shall instead be paid to the L/C Issuer for its use and benefit); (d) the utilization of Revolving Credit Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Loans of such Defaulting Lender; and (e) if so requested by the L/C Issuer at any time during the Defaulting Lender Period with respect to such Defaulting Lender, the Borrower shall deliver to the Administrative Agent cash collateral in an amount equal to such Defaulting Lender’s Revolver Percentage of L/C Obligations then outstanding (to be, held by the Administrative Agent as set forth in Section 9.4 hereof).  No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 1.14, performance by the Borrower of its obligations hereunder and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section 1.14.  The rights and remedies against a Defaulting Lender under this Section 1.14 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender and which the Administrative Agent or any Lender may have against such Defaulting Lender.

Section 1.15.Increase in Revolving Credit Commitments.  The Borrower may, from time to time, on any Business Day prior to the Revolving Credit Termination Date, increase the aggregate amount of the Revolving Credit Commitments by delivering a Commitment Amount Increase Request substantially in the form attached hereto as Exhibit H or in such other form acceptable to the Administrative Agent at least five (5) Business Days prior to the desired effective date of such increase (the “Commitment Amount Increase”) identifying one or more additional Lenders (or additional Revolving Credit Commitments for existing Lender(s) or by a combination of existing Lenders and additional Lenders) and the amount of its Revolving Credit Commitment (or additional amount of its Revolving Credit Commitment(s)); provided, however, that (i) the aggregate amount of the Revolving Credit Commitments shall not be increased to an amount in excess of $200,000,000, (ii) any Commitment Amount Increase shall be in an amount not less than $5,000,000 or such lesser amount as approved by the Administrative Agent, (iii) no Default or Event of Default shall have occurred and be continuing at the time of the request or the effective date of the Commitment Amount Increase and (iv) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) at the time of such request and on the effective date of such Commitment Amount Increase except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made.  The effective date of the Commitment Amount Increase shall be agreed upon by the Borrower and the Administrative Agent.  Upon the effectiveness thereof, the new Lender(s) (or, if applicable, existing Lender(s)) shall advance Revolving Loans in an amount sufficient such that after giving effect to its advance each Lender shall have outstanding its Revolver Percentage of Revolving Loans.  It shall be a condition to such effectiveness that if any Eurodollar Loans are outstanding under the Revolving Credit on the date of such effectiveness, such Eurodollar Loans shall be deemed to be prepaid on such date and the Borrower shall pay any amounts owing to the Lenders pursuant to Section 1.11 hereof.  In the event that the Borrower shall have terminated any portion of the Revolving Credit Commitments pursuant to Section 1.11 hereof, the terminated commitment amount shall reduce the Commitment Amount Increase by the terminated commitment amount.  The Borrower agrees to pay any reasonable expenses of the Administrative Agent relating to any Commitment Amount Increase and arrangement fees related thereto as agreed upon in writing between Administrative Agent and the Borrower, if any. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Revolving Credit Commitment and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment.

Section 1.16.Extension of Revolving Credit Termination Date.  Borrower may, by notice to Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given at least thirty (30) days and not more than ninety (90) days prior to the then Revolving Credit Termination Date (the “Existing Commitment Termination Date”), request that Lenders extend the Existing Commitment Termination Date for one additional one-year period.  Upon the Borrower’s timely delivery of such notice to Administrative Agent and provided, that (i) no Default or Event of Default has occurred and is continuing (both on the date the notice is delivered and on the then Existing Commitment Termination Date), (ii) the Borrower and the Subsidiaries are in compliance with all covenants contained in Section 8 hereof, (iii) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) on the date the notice is delivered and on the then Existing Commitment Termination Date except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made and (iv) the Borrower has paid in immediately available funds the Extension Fee on or prior to the first day of any requested extension period, then the Revolving Credit Termination Date shall be extended to the first anniversary of the then Existing Commitment Termination Date.  Should the Revolving Credit Termination Date be

extended, the terms and conditions of this Agreement will apply during any such extension period, and from and after the date of such extension, the term Revolving Credit Termination Date shall mean the last day of the extended term.

Section 1.17.Swing Loans.  (a) Generally.  Subject to the terms and conditions hereof, as part of the Revolving Credit, the Swing Line Lender may, in its sole discretion, make loans in U.S. Dollars to the Borrower under the Swing Line (individually a “Swing Loan” and collectively the “Swing Loans”) which shall not in the aggregate at any time outstanding exceed the Swing Line Sublimit; provided, that if the Swing Line Lender declines to make a Swing Loan, the Borrower shall be deemed to have requested a Borrowing of a Base Rate Loan under Section 1.6 hereof in the amount of such requested Swing Loan.  Swing Loans may be availed of from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date.  Each Swing Loan shall be in a minimum amount of $100,000 or such greater amount which is an integral multiple of $100,000.

(b)Interest on Swing Loans.  Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Base Rate plus the Applicable Margin for Base Rate Loans under the Revolving Credit as from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed).  Interest on each Swing Loan shall be due and payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(c)Requests for Swing Loans.  The Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than 12:00 Noon (Chicago time) on the date upon which the Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan.  The Administrative Agent shall promptly advise the Swing Line Lender of any such notice received from the Borrower.  Subject to the terms and conditions hereof, the proceeds of each Swing Loan extended to the Borrower shall be deposited or otherwise wire transferred as agreed to by the Borrower, the Administrative Agent, and the Swing Line Lender.  Anything contained in the foregoing to the contrary notwithstanding, the undertaking of the Swing Line Lender to make Swing Loans shall be subject to all of the terms and conditions of this Agreement (provided that the Swing Line Lender shall be entitled to assume that the conditions precedent to an advance of any Swing Loan have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders).

(d)Refunding Loans.  In its sole and absolute discretion, the Swing Line Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to act on its behalf for such purpose) and with notice to the Borrower and the Administrative Agent, request each Lender to make a Revolving Loan in the form of a Base Rate Loan in an amount equal to such Lender’s Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given.  Unless an Event of Default described in Section 9.1(j) or 9.1(k) exists with respect to the Borrower, regardless of the existence of any other Event of Default, each Lender shall make the proceeds of its requested Revolving Loan available to the Administrative Agent for the account of the Swing Line Lender, in immediately available funds, at the Administrative Agent’s office in Chicago, Illinois (or such other location designated by the Administrative Agent), before 12:00 Noon (Chicago time) on the Business

Day following the day such notice is given.  The Administrative Agent shall promptly remit the proceeds of such Borrowing to the Swing Line Lender to repay the outstanding Swing Loans.

(e)Participations.  If any Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swing Line Lender pursuant to Section 1.17(d) above (because an Event of Default described in Section 9.1(j) or 9.1(k) exists with respect to the Borrower or otherwise), such Lender will, by the time and in the manner such Revolving Loan was to have been funded to the Swing Line Lender, purchase from the Swing Line Lender an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans.  Each Lender that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Lender funded to the Swing Line Lender its participation in such Loan.  The several obligations of the Lenders under this Section shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Lender may have or have had against the Borrower, any other Lender, or any other Person whatsoever.  Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitments of any Lender, and each payment made by a Lender under this Section shall be made without any offset, abatement, withholding, or reduction whatsoever.

(f)Sweep to Loan Arrangement.  So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and conditions thereof, Swing Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any advance of Swing Loans or for any prepayment of any Swing Loans.  The making of any such Swing Loans shall otherwise be subject to the other terms and conditions of this Agreement.  All Swing Loans advanced or prepaid pursuant to such Sweep to Loan Arrangement shall be Base Rate Loans; and, so long as a Sweep to Loan Arrangement is in effect, all Swing Loans (whether or not advanced pursuant to the Sweep to Loan Arrangement) shall be Base Rate Loans.  The Swing Line Lender shall have the right in its sole discretion to suspend or terminate the making and/or prepayment of Swing Loans pursuant to such Sweep to Loan Arrangement with notice to the Sweep Depositary and the Borrower (which may be provided on a same-day basis), whether or not any Default or Event of Default exists.  The Swing Line Lender shall not be liable to the Borrower or any other Person for any losses directly or indirectly resulting from events beyond the Swing Line Lender’s reasonable control, including without limitation any interruption of communications or data processing services or legal restriction or for any special, indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.

Section 2.	Fees.

Section 2.1.Fees "Section 2.1.Fees" \l 2 .  (a) Revolving Credit Unused Commitment Fee.  The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages an unused commitment fee at a rate per annum equal to (x) 0.15% if the average daily Unused Revolving Credit Commitments are less than 50% of the Revolving Credit Commitments then in effect and (y) 0.25% if the average daily Unused Revolving Credit Commitments are equal to or greater than 50% of the Revolving Credit Commitments then in effect (computed on the basis of a year of 360 days and the actual number of days elapsed) and determined based on the average daily Unused Revolving Credit Commitments during such previous quarter.  Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be calculated and paid on the date of such termination.

(b)Letter of Credit Fees.  On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the L/C Issuer for its own account a fronting fee equal to 0.20% of the face amount of (or of the increase in the face amount of) such Letter of Credit.  Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter.  If no Letters of Credit were outstanding during such quarter, no such fee shall be owed.  In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer’s standard issuance, drawing, negotiation, amendment, cancellation, assignment, and other administrative fees for each Letter of Credit as established by the L/C Issuer from time to time.

(c)Administrative Agent and Other Fees.  The Borrower shall pay to the Administrative Agent, for its own use and benefit and for the benefit of the Lenders, as applicable, the fees agreed to between the Administrative Agent and the Borrower in the fee letter dated October 18, 2019 and the fee letter dated the Second Amendment Effective Date, or as otherwise agreed to in writing between them.

Section 3.Place and Application of Payments "Section 3.Place and Application of Payments" \l 1 .

Section 3.1.Place and Application of Payments.  (a)  All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Administrative Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower) for the benefit of the Lender(s) or L/C Issuer entitled thereto.  Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day.  All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim.  The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Revolving Loans and on

Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.  If the Administrative Agent causes amounts to be distributed to the Lenders in reliance upon the assumption that the Borrower will make a scheduled payment and such scheduled payment is not so made, each Lender shall, on demand, repay to the Administrative Agent the amount distributed to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was distributed to such Lender and ending on (but excluding) the date such Lender repays such amount to the Administrative Agent, at a rate per annum equal to:  (i) from the date the distribution was made to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day.

Anything contained herein to the contrary notwithstanding (including, without limitation, Section 1.8(b) hereof), all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Revolving Credit Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

(i)first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Loan Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 12.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

(ii)second, to the payment of Swing Loans, both for principal and accrued but unpaid interest;

(iii)third, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

(iv)fourth, to the payment of principal on the Revolving Loans, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 9.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), and Hedging Liability, the aggregate amount paid to, or held as collateral security for, the Lenders and L/C Issuer and, in the case of Hedging Liability, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

(v)fifth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the Borrower and its Subsidiaries evidenced by the Loan Documents (including, without limitation, Funds Transfer and Deposit Account Liability) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

(vi)finally, to the Borrower or whoever else may be lawfully entitled thereto.

(b)Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be required to) in reliance upon such assumption, distribute to the applicable Lenders or the L/C Issuer, as the case may be, the amount due.  With respect to any payment that the Administrative Agent makes to any Lender or L/C Issuer as to which the Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made the corresponding payment to the Administrative Agent; (2) the Administrative Agent has made a payment in excess of the amount(s) received by it from the Borrower either individually or in the aggregate (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders and L/C Issuer severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(c)Notwithstanding anything to the contrary in this Agreement, if at any time the Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender or L/C Issuer, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.  Each Lender and each L/C Issuer irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender or L/C Issuer that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount.  Each Person’s obligations, agreements and waivers under this Section 3.1(c) shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Revolving Credit Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 4.Guaranties "Section 4.Guaranties" \l 1 .

Section 4.1.Guaranties "Section 4.1.Guaranties" \l 2 .  The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by (i) Parent and (ii) each direct and indirect Material Subsidiary of the Borrower pursuant to Section 13 hereof or pursuant to one or more guaranty agreements in form and substance acceptable to the Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and each such Material Subsidiary executing and delivering a Guaranty being referred to herein as a “Guarantor” and collectively the “Guarantors”); provided, however, that, with respect to any Guarantor, Hedging Liability guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.

Section 4.2.Further Assurances "Section 4.2.Further Assurances" \l 2 .  In the event the Borrower or any Guarantor forms or acquires any other Material Subsidiary after the date hereof, except as otherwise provided in Section 4.1, the Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Material Subsidiary to execute a Guaranty or an Additional Guarantor Supplement in the form of Exhibit G attached hereto (the “Additional Guarantor Supplement”) as the Administrative Agent may then require, and the Borrower shall also deliver to the Administrative Agent, or cause such Material Subsidiary to deliver to the Administrative Agent, at the Borrower’s cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

Section 5.Definitions; Interpretation. “Section 5.Definitions; Interpretation” \l 1

Section 5.1.Definitions "Section 5.1.Definitions" \l 2 .  The following terms when used herein shall have the following meanings:

“1031 Cash Proceeds” means cash proceeds from the sale of Property in a transaction under Section 1031 of the Code held by a qualifying intermediary; provided, that, such proceeds shall cease to be 1031 Cash Proceeds as of the last day on which Borrower or the applicable Subsidiary can consummate a tax-deferred transaction under Section 1031 of the Code.

“1031 Property” means, as of any Borrowing Base Determination Date, any Property owned by a 1031 Property Holder which is intended to qualify for tax treatment under, Section 1031 of the Code and which satisfies the following conditions:

(i)the Property meets all of the requirements of the definition of Eligible Property; and

(ii)the Borrower or a Guarantor has the unconditional contractual right to require and cause fee simple title to such Property to be transferred at any time to any Person as directed by the Borrower or a Guarantor.

For purposes of determining Total Asset Value, such 1031 Property shall be deemed to have been owned or leased by the Borrower or a Guarantor from the date acquired by the 1031 Property Holder that owns such 1031 Property.

“1031 Property Holder” means the “qualified intermediary” or “exchange accommodation titleholder” with respect to a 1031 Property as contemplated under Section 1031 of the Code, the regulations of the U.S. Department of Treasury adopted thereunder and related revenue procedures related thereto.

“Additional Guarantor Supplement” is defined in Section 4.2 hereof.

“Adjusted Borrowing Base” means, at any time of determination, an amount equal to (x) the Borrowing Base most recently delivered to the Lender minus (y) the aggregate Other Unsecured Indebtedness outstanding on such date.

“Adjusted EBITDA” means EBITDA minus the Annual Capital Expenditure Reserve.

“Adjusted FFO” means for any period, “funds from operations” as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that Adjusted FFO shall (i) be based on net income after payment of distributions to holders of preferred partnership units in Parent and distributions necessary to pay holders of preferred stock of Parent, and (ii) at all times exclude (a) charges for impairment losses from property sales, (b) stock-based compensation, (c) write-offs or reserves of straight-line rent related to sold assets, (d) amortization of debt costs, and (e) non-recurring charges, including, without limitation, acquisition expenses, non-cash charges related to the write-off of deferred equity and financing costs and one-time charges related to the transition to self-management.

“Adjusted LIBOR” is defined in Section 1.4(b) hereof.

“Administrative Agent” means Bank of Montreal, in its capacity as Administrative Agent hereunder, and any successor in such capacity pursuant to Section 11.6 hereof.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means any (a) EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender” is defined in Section 1.13 hereof.

“Affiliate” means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person.  A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 20% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 20% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

“Agreement” means this Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

“Alpine Income Property Predecessor” means the financial position and results of operations of 15 single-tenant properties, which are owned by CTO Realty Growth, Inc., and its Subsidiaries (collectively, “CTO”) immediately prior to the Alpine IPO, and which, along with four single-tenant properties owned by CTO which were acquired by CTO during the six months ended June 30, 2019, will be acquired by Borrower and its Subsidiaries in connection with the Alpine IPO.

“Alpine IPO” means the initial public offering common stock of Parent on the New York Stock Exchange raising an amount not less than $140,000,000 of gross common stock proceeds.

“Annual Capital Expenditure Reserve” means the sum of (a) an amount equal to the product of (i) $0.15 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for retail and industrial properties, plus (b) an amount equal to the product of (i) $0.50 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for office properties; provided, however, this definition of Annual Capital Expenditure Reserve shall not apply to any Land Assets or any Ground Leases; provided that the Borrower is not obligated for Capital Expenditures.

“Anti-Corruption Law” means the FCPA and any law, rule or regulation of any jurisdiction concerning or relating to bribery or corruption that are applicable to Borrower or any Subsidiary or Affiliate.

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the first Pricing Date, the rates shown opposite Level I below, and thereafter, from one Pricing Date to the next the rates per annum determined in accordance with the following schedule:

Level	Total Indebtedness to Total Asset Value Ratio for Such Pricing Date	Applicable Margin for Base Rate Loans and Reimbursement Obligations shall be:	Applicable Margin for Eurodollar Loans and Letter of Credit Fee Shall Be:
I	Less than or equal to 0.45 to 1.00	0.35%	1.35%
II	Less than or equal to 0.50 to 1.00, but greater than 0.45 to 1.00	0.50%	1.50%
III	Less than or equal to 0.55 to 1.00, but greater than 0.50 to 1.00	0.65%	1.65%
IV	Greater than 0.55 to 1.00	0.95%	1.95%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower, the last date on which the Borrower’s most recent Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended are due, pursuant to Section 8.5 hereof.  The Applicable Margin shall be established based on the Total Indebtedness to Total Asset Value ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date.  If the Borrower has not delivered its Compliance Certificate and financial statements by the date the Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, then until such Compliance Certificate and financial statements and/or audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level IV shall apply).  If the Borrower subsequently delivers such Compliance Certificate and financial statements before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate and financial statements shall take effect from the date of delivery until the next Pricing Date.  In all other circumstances, the Applicable Margin established by such Compliance Certificate and financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date.  Borrower, Administrative Agent, L/C Issuer and Lenders understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Administrative Agent and Lenders by Borrower (the "Borrower Information").  If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including, without limitation, because of a subsequent restatement of earnings by the Borrower or Parent) at the time it was delivered to the

Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information; provided that no recalculation shall be done for any period that is more than 2 years earlier than the date of recalculation.  The Administrative Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender or the L/C Issuer, within five (5) Business Days of receipt of such written notice.  Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent's, the L/C Issuer’s, or any Lender's other rights under this Agreement.  Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive, absent manifest error, and binding on the Borrower and the Lenders if reasonably determined.

“Application” is defined in Section 1.3(b) hereof.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assets Under Development” means any real property under construction (excluding any completed Property under minor renovation) until such property has received a certificate of occupancy.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.12 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

“Authorized Representative” means those persons shown on the list of officers provided by the Borrower pursuant to Section 7.2 hereof or on any update of any such list provided by the Borrower to the Administrative Agent, or any further or different officers of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative Agent.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 10.6.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,  Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, any event of the type described in clause (j) or (k) of Section 9.1 hereof with respect to such Person.

“Base Rate” is defined in Section 1.4(a) hereof.

“Base Rate Loan” means a Loan bearing interest at a rate specified in Section 1.4(a) hereof.

“Benchmark” means, initially, the LIBOR Index Rate; provided, that if a Benchmark Transition Event, a Term SOFR Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the LIBOR Index Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) or (b) of Section 10.6.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)the sum of:  (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided, that in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the

Administrative Agent in its reasonable discretion; provided, further, that notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b)the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2)for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated syndicated credit facilities;

provided, that in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

(3)in the case of a Term SOFR Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 10.6; or

(4)in the case of an Early Opt-in Election, the 6th Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (Chicago time) on the 5th Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof) or

(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” is defined in the introductory paragraph of this Agreement.

“Borrowing” means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders on a single date and, in the case of Eurodollar Loans, for a single Interest Period.  Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Revolver Percentages.  A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 1.6 hereof.  Borrowings of Swing Loans are made by the Swing Line Lender in accordance with the procedures set forth in Section 1.17 hereof.

“Borrowing Base” means, at any date of its determination, an amount equal to the lesser of (A) 60% of the Borrowing Base Value of all Eligible Properties on such date and (B) the Debt Service Coverage Amount of all Eligible Properties on such date.

“Borrowing Base Certificate” means the certificate in the form of Exhibit I hereto, or in such other form acceptable to the Administrative Agent, to be delivered to the Administrative Agent pursuant to Sections 7.2(i), 7.3 and 8.5(d) hereof.

“Borrowing Base Determination Date” means each date on which the Borrowing Base is certified in writing to the Administrative Agent, as follows:

(a)Quarterly.  As of the last day of each Fiscal Quarter.

(b)Property Adjustments.  Following each addition or deletion of an Eligible Property, the Borrowing Base Value shall be adjusted accordingly.

“Borrowing Base NOI” means for the most recent Rolling Period, the aggregate Property NOI attributable to the Eligible Properties.

“Borrowing Base Requirements” means with respect to the calculation of the Borrowing Base, collectively that (a) at all times such calculation shall be based on no less than ten (10) Eligible Properties; (b) the Borrowing Base Value shall at all times be equal to or in excess of $100,000,000; (c) no more than 20% of the Borrowing Base Value may be comprised of Eligible Properties which are not used as retail (provided entertainment Properties shall not constitute retail), office or mixed-use retail/office Properties; (d) no more than 25% of the Borrowing Base Value may be comprised of any one Eligible Property (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value; provided, that any amount over 25% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value); (e) no more than 20% of Borrowing Base Value may be from (i) Eligible Properties that derive less than 80% of their Property NOI from a single Tenant (for the avoidance of doubt, to the extent such Eligible Properties exceed this sublimit, they may be included in the calculation of Borrowing Base Value in an amount of up to 20% of the Borrowing Base Value), or (ii) from any single Tenant, unless such Tenant’s Rating is equal to or better than BBB-/Baa3 from S&P or Moody’s (a “Prime Tenant”), respectively (for the avoidance of doubt, to the extent that any single Tenant, other than a Prime Tenant, exceeds this sublimit, the related Eligible Properties may be included in the calculation of Borrowing Base Value in an amount of up to 20% of the Borrowing Base Value); (f) no more than 30% of Borrowing Base Value may be comprised of Permitted Ground Lease Investments; (g) the Eligible Properties (other than Permitted Ground Lease Investments) must have an aggregate Occupancy Rate of at least 85%; and (h) no more than 35% of the Borrowing Base Value may be comprised of Eligible Properties which are located in the same MSA (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value; provided, that any amount over 35% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value).

“Borrowing Base Value” means an amount equal to the sum of (a) for all Eligible Properties owned for more than twelve (12) months, the quotient of (i) the Borrowing Base NOI divided by (ii) the Capitalization Rate plus (b) for all Eligible Properties owned for twelve (12) months or less, the lesser of (i) the book value (as defined by GAAP) of any such Eligible Property and (ii), the value of any such Eligible Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters; provided, that Borrowing Base Value shall be reduced by excluding a portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capital Lease” means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

“Capitalization Rate” means (i) 6.25% for single-tenant Properties occupied by tenants maintaining a BBB- or Baa3 Rating or better from S&P’s or Moody’s, respectively, (ii) 7.00% for all retail (provided entertainment Properties shall not constitute retail) Properties, including mixed-use retail/office Properties not covered under the foregoing clause (i), (iii) 7.50% for all office and entertainment Properties not covered under the foregoing clause (i), and (iv) 10% for all other Properties not covered under the foregoing clauses (i), (ii), or (iii); provided, for all Properties that are subject to Permitted Ground Lease Investments, the applicable Capitalization Rate shall be determined as if Borrower was the owner of the fully-completed building located on such Property.

“Capitalized Lease Obligation” means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601 et seq., and any future amendments.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means any of (a) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time that causes such person or group to become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 51% or more of the outstanding capital stock or other equity interests of Parent on a fully-diluted basis, other than acquisitions of such interests by any party who is an officer or director of Parent as of the Closing Date (b) the failure of individuals who are members of the board of directors (or similar governing body) of Parent on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of Parent or (c) the failure of Parent or a Wholly-owned Subsidiary of Parent to (i) serve as the sole general partner of Borrower and (ii) to directly own 51% of the Equity Interests of Borrower.

“Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

“Collateral Account” is defined in Section 9.4(b) hereof.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” is defined in Section 8.5(e) hereof.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Event” means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Debt Service Coverage Amount” means the principal amount of Unsecured Indebtedness that would be serviced by the Borrowing Base NOI for the Rolling Period most recently ended for which financial statements have been delivered pursuant to Section 8.5 hereof at a debt service coverage ratio of 1.50 to 1.00 with interest and principal payments (in each case assuming a 30-year amortization) at the greater of (i) 6.5% per annum, (ii) a Eurodollar Loan with an Interest Period of one (1) month (including the Applicable Margin) and (iii) the 10-year treasury rate on the last day of such period plus 2.5%; provided, that Borrowing Base NOI shall be reduced by excluding a portion of Property NOI attributable to Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors,

moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Defaulted Loan” is defined in the definition of “Defaulting Lender” in this Section 5.1.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or participations in L/C Obligations or Swing Loans required to be funded by it hereunder (herein, a “Defaulted Loan”) within two (2) Business Days of the date required to be funded by it hereunder unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (except for up to $25,000 in the aggregate from a Lender which is owing for less than five (5) Business Days) within two (2) Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, (c) has experienced a Bankruptcy Event or (d) a receiver or conservator has been appointed for such Lender or (e) has become the subject of a Bail-In Action.

“Defaulting Lender Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Revolver Percentage of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders other than such Defaulting Lender had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.

“Defaulting Lender Period” means, with respect to any Defaulting Lender, the period commencing on the date upon which such Lender first became a Defaulting Lender and ending on the earliest of the following dates: the date on which (a) such Defaulting Lender is no longer the subject of a Bankruptcy Event or, if applicable, under the direction of a receiver or conservator, (b) the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or otherwise), and (c) such Defaulting Lender shall have delivered to Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder, including with respect to its Revolving Credit Commitments.

“Dividends” means any dividend paid (or declared and then payable), as the case may be, in cash on any equity security issued by the Borrower.

“Early Opt-in Election” means, if the then-current Benchmark is the LIBOR Index Rate, the occurrence of:

(1)a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EBITDA” means, for any period, determined on a consolidated basis of the Parent and its Subsidiaries, in accordance with GAAP, the sum of net income (or loss) plus: (i) depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss); (ii) Interest Expense; (iii) income tax expense, to the extent included as an expense in the calculation of net income (or loss); (iv) extraordinary, unrealized or non-recurring losses, including (A) impairment charges, (B) losses from the sale of real property, and (v) non-cash compensation paid to employees of Parent in the form of Parent’s equity securities, minus: (a) extraordinary, unrealized or non-recurring gains, including (x) the write-up of assets and (y) gains from the sale of real property and (b) income tax benefits.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) the L/C Issuer, and (iii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any Guarantor or any of the Borrower’s or such Guarantor’s Affiliates or Subsidiaries.

“Eligible Property” means, as of any Borrowing Base Determination Date, any Property owned by the Borrower, a Guarantor or a 1031 Property Holder which satisfies the following conditions:

(a)Is real property one hundred percent (100%) owned in fee simple, individually or collectively, by the Borrower, any Guarantor or any 1031 Property Holder, including Permitted Ground Lease Investments;

(b)Is a Property located in the contiguous United States;

(c)If such Property is owned by the Borrower, (i) neither the Borrower’s beneficial ownership interest in such Property nor the Property is subject to any Lien (other than Permitted Liens or Liens in favor of the Administrative Agent) or to any negative pledge (other than a negative pledge under the terms of the documentation evidencing Other Unsecured Indebtedness) and (ii) the Borrower has the unilateral right (including the absence of any restrictions in a Ground Lease) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money;

(d)If such Property is owned by a Material Subsidiary, (i) neither the Borrower’s beneficial ownership interest in such Material Subsidiary nor the Property is subject to any Lien (other than Permitted Liens or Liens in favor of the Administrative Agent) or to any negative pledge, (ii) the Material Subsidiary has the unilateral right (including the absence of any restrictions in a Ground Lease) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money, and (iii) the Material Subsidiary has provided an Additional Guarantor Supplement or other Guaranty to the Administrative Agent pursuant to Section 4.2 hereof;

(e)The Administrative Agent shall have received to the extent requested historic operating statements for such Property for the previous three (3) years, if available, and historic rent rolls for such Property for the previous three (3) years, if available;

(f)That such Property, based on the Borrower’s or any Material Subsidiary’s actual knowledge, is free of all material structural defects or major architectural deficiencies, material title defects (other than Permitted Liens), material environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property and, if the Property has an underground storage tank located thereon or any other material environmental concern as determined by the Administrative Agent, then the Administrative Agent shall have received satisfactory environmental assessments, including, to the extent requested, Phase I and Phase II reports, the results of which disclose environmental conditions which are satisfactory to the Administrative Agent in its sole discretion;

(g)With respect to such Property, any Tenant under a Significant Lease is not more than 60 days past due with respect to any monthly rent payment obligations under such Lease;

(h)For each such Property, the Borrower, to the extent not previously provided, shall have delivered to the Administrative Agent a copy, certified as true and correct by the Borrower, of each of the following: if the Property Owner is not the Borrower, the Property Owner’s articles of incorporation, by-laws, partnership agreements, operating agreements, as applicable, and certificates of existence, good standing and authority to do business from each appropriate state authority, and partnership, corporate or limited liability company, as applicable, authorizations authorizing the execution, delivery and performance of the Additional Guarantor Supplement all certified to be true and complete by a duly authorized officer of such Property Owner; and

(i)The Property is not an Asset Under Development or a Land Asset.

“Environmental Claim” means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Law” means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

“Equity Interests” means with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Loan” means a Loan bearing interest at the rate specified in Section 1.4(b) hereof.

“Eurodollar Reserve Percentage” is defined in Section 1.4(b) hereof.

“Event of Default” means any event or condition identified as such in Section 9.1 hereof.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Credit Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Credit Commitment (other than pursuant to an assignment request by the Borrower under Section 1.13 hereof) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 12.1 amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 12.1(b) or Section 12.1(d), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Commitment Termination Date” is defined in Section 1.16 hereof.

“Extension Fee” means an extension fee payable by the Borrower for a one-year extension pursuant to Section 1.16 hereto in an amount equal to 0.15% of the Revolving Credit Commitments then in effect.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” means the Foreign Corrupt Practices Act, 15 U.S.C. §§78dd-1, et seq.

“Federal Funds Rate” is defined in Section 1.4(a) hereof.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“First Amendment Effective Date” means June 30, 2020.

“Fiscal Quarter” means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

“Fiscal Year” means the twelve-month period ending on December 31.

“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Parent’s preferred equity securities for such Rolling Period plus (d) all income taxes (federal, state and local) paid by Parent and its Subsidiaries in cash during such Rolling Period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Sixth Amendment Effective Date, or the further modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR (unless such Loan is subject to a Hedging Agreement consisting of an interest rate swap).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funds Transfer and Deposit Account Liability” means the liability of the Borrower, or any Subsidiary owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of the Borrower and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to the Borrower or any Subsidiary by any of such Lenders or their Affiliates.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Ground Lease” means a long term lease of real Property granted by the fee owner of the real Property.

“Guarantor” and “Guarantors” are defined in Section 4.1 hereof.

“Guaranty” and “Guaranties” are defined in Section 4.1 hereof.

“Hazardous Material” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hazardous Material Activity” means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material other than any activity, event or occurrence performed in compliance with or allowed under applicable law.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any Subsidiary shall be a Hedging Agreement.

“Hedging Liability” means the liability of the Borrower or any Subsidiary to any Qualifying Counterparty, in respect of any Hedging Agreement as the Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more  Qualifying Counterparties.

“Indebtedness for Borrowed Money” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money and (f) all net obligations of such Person under any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any similar interest rate, currency or commodity hedging arrangement.

“Indemnified Taxes” means (a) all Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.

“Interest Expense” means, with respect to a Person for any period of time, the interest expense whether paid, accrued or capitalized (without deduction of consolidated interest income) of such Person for such period.  Interest Expense shall exclude any amortization of (i) deferred financing fees, including the write-off such fees relating to the early retirement of such related Indebtedness for Borrowed Money, and (ii) debt discounts (but only to the extent such discounts do not exceed 3.0% of the initial face principal amount of such debt).

“Interest Payment Date” means (a) with respect to any Eurodollar Loan, the last day of each Interest Period with respect to such Eurodollar Loan and on the maturity date and, if the applicable Interest Period is longer than (3) three months, on each day occurring every three (3) months after the commencement of such Interest Period, (b) with respect to any Base Rate Loan (other than Swing Loans), the last day of every calendar quarter, (c) with respect to any Swing Loan, the last day of each calendar month and (d) with respect to any Eurodollar Loan or Base Rate Loan (including Swing Loans), the maturity date.

“Interest Period” means the period commencing on the date a Borrowing of Eurodollar Loans is advanced, continued, or created by conversion and ending one (1), two (2), three (3), or six (6) months thereafter, provided, however, that:

(i)no Interest Period shall extend beyond the Revolving Credit Termination Date;

(ii)whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an

Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

(iii)for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Land Assets” means any real property which is not an Asset Under Development and on which no significant improvements have been constructed; provided, that real property that is adjacent to an Eligible Property but is undeveloped shall not constitute “Land Assets”.

“L/C Issuer” means Bank of Montreal, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 1.3(h) hereof.

“L/C Obligations” means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

“L/C Sublimit” means $5,000,000, as such amount may be reduced pursuant to the terms hereof.

“Lease” means each existing or future lease, sublease, license, or other agreement under the terms of which any Person has or acquires any right to occupy or use any Property of the Borrower or any Subsidiary, or any part thereof, or interest therein, as the same may be amended, supplemented or modified.

“Legal Requirement” means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

“Lenders” means and includes Bank of Montreal and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 12.12 hereof.

“Lending Office” is defined in Section 10.4 hereof.

“Letter of Credit” is defined in Section 1.3(a) hereof.

“LIBOR” is defined in Section 1.4(b) hereof.

“LIBOR Index Rate” is defined in Section 1.4(b) hereof.

“LIBOR Quoted Rate” is defined in Section 1.4(a) hereof.

“Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

“Loan” means any Revolving Loan or Swing Loan whether outstanding as a Base Rate Loan or Eurodollar Loan, each of which is a “type” of Loan hereunder.

“Loan Documents” means this Agreement, the Notes (if any), the Applications, the Guaranties, if any, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.  Deposit account agreements, cash management agreements and other documents executed in connection with Funds Transfer and Deposit Account Liability (other than deposit account control agreements, if any) are not Loan Documents hereunder.

“Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, or financial condition of the Parent or of the Parent and its Subsidiaries taken as a whole, (b) a material impairment of the ability of the Borrower or any Guarantor to perform its obligations under any Loan Document or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Guarantor of any Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Subsidiary” means, each Subsidiary that owns an Eligible Property included in the Borrowing Base Value.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereof.

“MSA” means any major metropolitan area of the United States of America that has a population size that is in the fifty (50) largest metropolitan areas of the United States of America.

“Note” and “Notes” are defined in Section 1.10(d) hereof.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Obligations” means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, all other payment obligations of the Borrower or any of its Subsidiaries arising under or in relation to any Loan Document and all Hedging Liability, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.  For the avoidance of doubt, Obligations shall not include any Funds Transfer and Deposit Account Liability.

“Occupancy Rate” means for any Property, the percentage of the rentable square footage of such Property occupied by bona fide Tenants of such Property or leased by such Tenants pursuant to bona fide Tenant Leases, in each case, which Tenants (a) are not more than 60 days in arrears on base rental or other similar payments due under the Leases and (b) are not subject to a then continuing Bankruptcy Event, or if subject to a then continuing Bankruptcy Event (i) the trustee in bankruptcy of such tenant shall have accepted and assumed such Lease or the Tenant shall be in compliance with the rental payments described above in clause (a); (ii) to the extent that the Tenant shall have filed and the bankruptcy court shall have approved the Tenant’s plan for reorganization, the Tenant shall be performing its obligations pursuant to the approved plan of reorganization; or (iii) is otherwise reasonably acceptable to the Administrative Agent.

“OFAC” means the United States Department of Treasury Office of Foreign Assets Control.

“OFAC Event” means the event specified in Section 8.13(c) hereof.

“OFAC Sanctions Programs” means all laws, regulations, and Executive Orders administered by OFAC, including without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation, the Patriot Act), and all economic and trade sanction programs administered by OFAC, any and all similar United States federal laws, regulations or Executive Orders (whether administered by OFAC or otherwise), and any similar laws, regulators or orders adopted by any State within the United States.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 1.13 hereof).

“Other Unsecured Indebtedness” means any Unsecured Indebtedness (not including the Revolving Loans, Swing Loans and L/C Obligations) that is pari passu with or structurally senior to the Obligations and is recourse to the Borrower.

“Parent” is defined in the introductory paragraph of this Agreement.

“Participating Interest” is defined in Section 1.3(e) hereof.

“Participating Lender” is defined in Section 1.3(e) hereof.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

“PBGC” means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

“Permitted Ground Lease Investments” means a Ground Lease where the Borrower or a Wholly-owned Subsidiary is the lessor under such Ground Lease and which is a Ground Lease (a) of unencumbered land located in a MSA that is owned in fee simple by the Borrower or a Wholly-owned Subsidiary and on which a fully completed building is located (all such improvements to be unencumbered), (b) which may not be transferred, mortgaged or assigned to an alternate lessee without the prior written consent of the lessor and (c) which may be transferred and assigned to an alternate lessor without the consent of the lessee; provided, however, that any Ground Lease may be designated as a Permitted Ground Lease Investment upon written request by the Borrower to the Administrative Agent and written approval of such request by the Required Lenders.  Ground Leases of Land Assets or on which an Asset under Development is located shall not be a Permitted Ground Lease Investment.

“Permitted Liens” means each of the following:  (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 8.3; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue or that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, zoning restrictions, rights of way and other encumbrances on title to real property that, in the aggregate, do not materially and adversely affect the value of such property or the use of such property for its present purposes; (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; (f) Liens in favor of the United States of America for amounts paid to the Borrower or any Subsidiary as progress payments under government contracts entered into by it; (g) attachment, judgment and other similar Liens arising in connection with court, reference or arbitration proceedings, provided that the same have been in existence less than twenty (20) days, that the same have been discharged or that execution or enforcement thereof has been stayed pending appeal; (h) the rights of tenants or lessees under leases or subleases not interfering with the ordinary conduct of business of such Person; (i) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the L/C Issuer; (j) Liens in favor of the Borrower or a Guarantor securing obligations owing by a Subsidiary to the Borrower or a Guarantor, which obligations have been subordinated to the obligations owing by the Borrower and the Guarantors under the Loan Documents on terms satisfactory to the Administrative Agent; (k) Liens in existence as of the Closing Date and set forth in Schedule 8.7 and (l) Liens on Properties that are not Eligible Properties and whose Borrowing Base Values are not included in the calculation of the Borrowing Base.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

“Plan” means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

“Property” or “Properties” means, as to any Person, all types of real, personal, tangible, intangible or mixed property, including property encumbered by Ground Leases, owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP, including any Eligible Property owned by the Borrower or any of its Subsidiaries.

“Property Expenses” means the costs (including, but not limited to, payroll, taxes, assessments, insurance, utilities, landscaping and other similar charges) of operating and maintaining any Property, which are the responsibility of the Borrower or the applicable Guarantor that are not paid directly by the tenant, including without limitation, the Annual Capital Expenditure Reserve and the greater of (a) 3% of rents and (b) actual management fees paid in cash, but excluding depreciation, amortization and interest costs.

“Property Income” means cash rents (excluding non-cash straight-line rent) and other cash revenues received by the Borrower or a Guarantor in the ordinary course for any Property, but excluding security deposits and prepaid rent except to the extent applied in satisfaction of tenants’ obligations for rent.

“Property Net Operating Income” or “Property NOI” means, with respect to any Property for any Rolling Period (without duplication), the aggregate amount of (i) Property Income for such period minus (ii) Property Expenses for such period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“Property Owner” means the Person who owns fee title interest in and to a Property.

“Qualifying Counterparty” means, with respect to any Hedging Liability, any party that was a Lender or an Affiliate of a Lender under this Agreement at the time the hedging arrangement giving rise to such Hedging Liability was entered into.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Rating” means the debt rating provided by S&P or Moody’s with respect to the unsecured senior long-term non-credit enhanced debt of a Person.

“RCRA” means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§6901 et seq., and any future amendments.

“Recipient” means (a) the Administrative Agent, (b) any Lender, and (c) the L/C Issuer, as applicable.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the LIBOR Index Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not the LIBOR Index Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Reimbursement Obligation” is defined in Section 1.3(c) hereof.

“REIT” means a “real estate investment trust” in accordance with Section 856 et. seq. of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

“Relevant Governmental Body” means the FRB and/or the NYFRB, or a committee officially endorsed or convened by the FRB and/or the NYFRB, or any successor thereto.

“Required Lenders” means, as of the date of determination thereof, (i) at any time in which there are only two Lenders, both Lenders and (ii) at any other time Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute 66 2/3% or more of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders.

“Rescindable Amount” is defined in Section 3.1(b) hereof.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to the Parent or any of its Subsidiaries, the chief executive officer, the chief financial officer, chief legal officer or the chief operating officer of the Parent or such Subsidiary.

“Restricted Payments” means dividends on or other distributions in respect of any class or series of Stock, Stock Equivalents or other Equity Interests of Parent, the Borrower or its Subsidiaries or the direct or indirect purchase, redemption, acquisition, or retirement of any of the Parent’s, the Borrower’s or a Subsidiaries’ Stock, Stock Equivalents or other Equity Interest.

“Revolver Percentage” means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans, Swing Loans and L/C Obligations then outstanding.

“Revolving Credit” means the credit facility for making Revolving Loans and Swing Loans and issuing Letters of Credit described in Sections 1.1, 1.3 and 1.17 hereof.

“Revolving Credit Availability” means the lesser of (x) the Revolving Credit Commitment then in effect and (y) the Adjusted Borrowing Base, in each case minus the then outstanding principal amount of Revolving Loans and Swing Loans and L/C Obligations.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.  The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders, in the aggregate, is equal to $150,000,000 on the Second Amendment Effective Date.

“Revolving Credit Termination Date” means the earliest of (i) November 26, 2023, as such date may be extended pursuant to Section 1.16, (ii) the date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof and (iii) the date on which a mandatory prepayment under Section 1.8(b)(iii) is required to be made.

“Revolving Loan” and “Revolving Loans” are defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a “type” of Revolving Loan hereunder.

“Revolving Note” and “Revolving Notes” are defined in Section 1.10(d) hereof.

“Rolling Period” means, as of any date, the four Fiscal Quarters ending on or immediately preceding such date.

“S&P” means S&P Global, Inc. or any successor thereof.

“Second Amendment Effective Date” means October 16, 2020.

“Secured Indebtedness” means all Indebtedness for Borrowed Money of the Parent and its Subsidiaries, that is secured by a Lien, other than the Obligations.

“Secured Recourse Indebtedness” means Secured Indebtedness for which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar exceptions to recourse liability) is to Parent, Borrower or any Guarantor, other than the Obligations.

“Significant Lease” means, as to any particular Property, each Lease which constitutes 20% or more of all base rent revenue of such Property.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Stock” means shares of capital stock, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock.

“Stock Equivalents” means all securities (other than Stock) convertible into or exchangeable for Stock at the option of the holder, and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

“Subsidiary” means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization.  Unless otherwise expressly noted herein, the term “Subsidiary” means a Subsidiary of Parent or the Borrower or of any of their direct or indirect Subsidiaries.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Sweep to Loan Arrangement” means a cash management arrangement established by the Borrower with the Swing Line Lender or an Affiliate of the Swing Line Lender, as depositary (in such capacity, the “Sweep Depositary”), pursuant to which the Swing Line Lender is authorized (a) to make advances of Swing Loans hereunder, the proceeds of which are deposited by the Swing Line Lender into a designated account of the Borrower maintained at the Sweep Depositary, and (b) to accept as prepayments of the Swing Loans hereunder proceeds of excess targeted balances held in such designated account at the Sweep Depositary, which cash management arrangement is subject to such agreement(s) and on such terms acceptable to the Sweep Depositary and the Swing Line Lender.

“Swing Line” means the credit facility for making one or more Swing Loans described in Section 1.17 hereof.

“Swing Line Lender” means Bank of Montreal, acting in its capacity as the Lender of Swing Loans hereunder, or any successor Lender acting in such capacity appointed pursuant to Section 12.12 hereof.

“Swing Line Sublimit” means $5,000,000.00, as reduced pursuant to the terms hereof.

“Swing Loan” and “Swing Loans” each is defined in Section 1.17 hereof.

“Swing Note” is defined in Section 1.10(d) hereof.

“Tangible Net Worth” means for each applicable period, total shareholder’s equity and any non-controlling equity interests on the Parent’s consolidated balance sheet as reported in its Form 10-K or 10-Q for such period, plus (i) accumulated depreciation and amortization and (ii) unrealized losses related to marketable securities, minus, to the extent included when determining stockholders’ equity, (x) all unrealized gains related to marketable securities and (y) all amounts appearing on the assets side of the Parent’s consolidated balance sheet representing an intangible asset under GAAP (other than lease intangibles, net of lease liabilities) net of all amounts appearing on the liabilities side of its consolidated balance sheet representing an intangible liability under GAAP, in each case as determined on a consolidated basis in accordance with GAAP.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including back up withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant” means any Person leasing, subleasing or otherwise occupying any portion of a Property under a Lease or other occupancy agreement with the Borrower or a Subsidiary that is the direct owner of such Property.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 10.6 that is not Term SOFR.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Event.

“Third Amendment Effective Date Properties” means, collectively, the Properties listed on Schedule 1.1 and “Third Amendment Effective Date Property” means any of such Properties.

“Total Asset Value” means, as of the end of any Rolling Period, an amount equal to the sum of (a) for all Properties owned by the Borrower and its Subsidiaries for more than twelve (12) months, the quotient of (i) the Property NOI from such Properties divided by (ii) the Capitalization Rate plus (b) for all Properties owned by the Borrower and its Subsidiaries for twelve (12) months or less, the lesser of (i) the book value (as defined in GAAP) of any such property or (ii), the value of any such Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters plus (c) the aggregate book value of all unimproved land holdings and/or construction in progress owned by the Borrower and its Subsidiaries plus (d) cash, 1031 Cash Proceeds, cash equivalents and marketable securities owned by the Borrower and its Subsidiaries that are not (other than 1031 Cash Proceeds) then being held in or subject to escrow in connection with funding commitments of the Borrower or such Subsidiary.

“Total Indebtedness” means, as of a given date, all liabilities of Parent and its Subsidiaries which would, in conformity with GAAP, be properly classified as a liability on a consolidated balance sheet of Parent and its Subsidiaries as of such date, excluding any amounts categorized as accrued expenses, accrued dividends, deposits held, deferred revenues, minority interests and other liabilities not directly associated with the borrowing of money.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom

Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

“Unsecured Indebtedness” means, all Indebtedness for Borrowed Money of the Parent and its Subsidiaries that does not constitute Secured Indebtedness.

“Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

“U.S. Dollars” and “$” each means the lawful currency of the United States of America.

“Voting Stock” of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

“Welfare Plan” means a “welfare plan” as defined in Section 3(1) of ERISA.

“Wholly-owned Subsidiary” means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 5.2.Interpretation "Section 5.2.Interpretation" \l 2 .  The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined.  The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided.  Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.  Whenever reference is made to the Borrower’s knowledge or awareness, or a similar qualification, knowledge or awareness means the actual knowledge of the Borrower’s Responsible Officers.

Section 5.3.Change in Accounting Principles "Section 5.3.Change in Accounting Principles" \l 2 .  If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by written notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be the same as if such change had not been made.  No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles.  Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles.  Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

Section 6.Representations and Warranties "Section 6.Representations and Warranties" \l 1 .

The Borrower represents and warrants to the Administrative Agent, the Lenders, and the L/C Issuer as follows:

Section 6.1.Organization and Qualification; Limited Operations "Section 6.1.Organization and Qualification" \l 2 .  The Borrower is duly organized, validly existing, and in good standing as a limited partnership under the laws of the State of Delaware.  The Parent is duly organized, validly existing, and in good standing as a corporation under the laws of the

State of Maryland.  Each of Parent and the Borrower has full and adequate power to own their respective Properties and conduct their respective businesses as now conducted, and are duly licensed or qualified and in good standing in each jurisdiction in which the nature of their respective businesses conducted by them or the nature of the Properties owned or leased by them requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.

Section 6.2.Subsidiaries "Section 6.2.Subsidiaries" \l 2 .  Each Subsidiary is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.  Schedule 6.2 hereto identifies each Subsidiary as of the date hereof and as updated from time to time as provided in Section 8.5(l), the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding.  All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.2 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens (other than Permitted Liens).  There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

Section 6.3.Authority and Validity of Obligations "Section 6.3.Authority and Validity of Obligations" \l 2 .  The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for and to perform all of its obligations hereunder and under the other Loan Documents executed by it.  Each Material Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and to perform all of its obligations under the Loan Documents executed by it.  The Loan Documents delivered by the Borrower and its Material Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of the Borrower and its Material Subsidiaries enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of the Borrower or any Material Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Material Subsidiary or any of their Property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of the Borrower or any Material Subsidiary (other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the L/C Issuer).

Section 6.4.Use of Proceeds; Margin Stock “Section 6.4.Use of Proceeds; Margin Stock” \l 2 .  The Borrower shall use the proceeds of the Revolving Credit for its general corporate purposes, to refinance existing indebtedness, finance capital expenditures, real estate related investments (including investments permitted pursuant to Section 8.8 hereof), working capital and stock buybacks and for such other legal and proper purposes as are consistent with all applicable laws.  Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock (except for such stock repurchases as permitted hereunder) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.  Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

Section 6.5.Financial Reports "Section 6.5.Financial Reports" \l 2 .  The consolidated results of operation of Parent for the year ended December 31, 2020, and the three months ended March 31, 2021, and accompanying notes thereto, which consolidated financial statements are accompanied by the unqualified audit report of independent public accountants, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of Parent as at said date and the consolidated results of its operations and cash flows for the period then ended in conformity with GAAP applied on a consistent basis.  Neither Parent nor Borrower has any contingent liabilities which are material to it and are required to be set forth in its consolidated financial statements or notes thereto in accordance with GAAP other than as indicated on such consolidated financial statements and notes thereto and projected financial statements, including with respect to future periods, on the consolidated financial statements and projected financial statements furnished pursuant to Section 8.5 hereof.

Section 6.6.No Material Adverse Effect "Section 6.6.No Material Adverse Effect" \l 2 .  Except as set forth on Schedule 6.6 there has been no event or circumstance individually or in the aggregate that has had or would reasonably be expected to have a Material Adverse Effect.

Section 6.7.Full Disclosure "Section 6.7.Full Disclosure" \l 2 .  The statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements (known by Borrower to be untrue) of a material fact known to Borrower or omit a material fact necessary to make the material statements contained herein or therein, in light of the circumstances under which they were made, not misleading, the Administrative Agent and the Lenders acknowledging that (a) as to any projections or forward looking information furnished to the Administrative Agent and the Lenders, the Borrower only represents that the same were prepared on the basis of information and estimates the Borrower believed to be reasonable and (b) the financial information provided to the Administrative Agent and the Lenders is governed by Section 6.5 hereof.  The information included in the Beneficial Ownership Certification, as updated in accordance with Section 6.5(k), is true and correct in all respects.

Section 6.8.Trademarks, Franchises, and Licenses "Section 6.8.Trademarks, Franchises, and Licenses" \l 2 .  To Borrower’s knowledge, the Borrower and its Subsidiaries own, possess, or have the right to use all patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information necessary to conduct their businesses substantially as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, which conflict could reasonably be expected to have a Material Adverse Effect.

Section 6.9.Governmental Authority and Licensing "Section 6.9.Governmental Authority and Licensing" \l 2 .  The Borrower and its Subsidiaries have received all licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect.  No investigation or proceeding, which could reasonably be expected to result in revocation or denial of any license, permit or approval and could reasonably be expected to have a Material Adverse Effect, is pending or, to the knowledge of the Borrower, threatened.

Section 6.10.Good Title "Section 6.10.Good Title" \l 2 .  The Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to their material assets as reflected on the most recent consolidated balance sheet of Parent and its Subsidiaries furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.7 hereof.

Section 6.11.Litigation and Other Controversies "Section 6.11.Litigation and Other Controversies" \l 2 .  Except as set forth on Schedule 6.11, there is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary or any of their Property which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 6.12.Taxes "Section 6.12.Taxes" \l 2 .  All material tax returns required to be filed by Parent or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon Parent or any Subsidiary or upon any of its Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided.  Parent has not received written notice of any proposed additional tax assessment against Parent or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts.  Adequate provisions in accordance with GAAP for taxes on the books of Parent and each Subsidiary have been made for all open years, and for its current fiscal period.

Section 6.13.Approvals "Section 6.13.Approvals" \l 2 .  Except those already received, no authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Guarantor of any Loan Document.

Section 6.14.Affiliate Transactions "Section 6.14.Affiliate Transactions" \l 2 .  Except as permitted by Section 8.14 hereof, none of the Borrower or any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

Section 6.15.Investment Company “Section 6.15.Investment Company” \l 2 .  None of the Borrower or any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 6.16.ERISA "Section 6.16.ERISA" \l 2 .  The Borrower and each other member of their Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.  None of the Borrower or any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

Section 6.17.Compliance with Laws "Section 6.17.Compliance with Laws" \l 2 .  (a) The Borrower and its Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)Without limiting the representations and warranties set forth in Section 6.17(a) above, except for such matters individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, the Borrower represents and warrants that, except as set forth in Schedule 6.17:  (i) the Borrower and its Subsidiaries, and each of the Properties, comply in all material respects with all applicable Environmental Laws; (ii) the

Borrower and its Subsidiaries have obtained all governmental approvals required for their operations and each of the Properties by any applicable Environmental Law; (iii) the Borrower and its Subsidiaries have not, and the Borrower has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of the Properties in any material quantity and, to the knowledge of the Borrower, none of the Properties are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of the Properties, to the Borrower’s knowledge, contain or have contained any:  (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) the Borrower and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of the Properties; (vi) other than in compliance with applicable law in all material respects the Borrower and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Borrower and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving the Borrower or any Subsidiary or any of the Properties, and there are no conditions or occurrences at any of the Properties which could reasonably be anticipated to form the basis for an Environmental Claim against the Borrower or any Subsidiary or such Properties; (viii) none of the Properties are subject to any, and the Borrower has no knowledge of any imminent restriction on the ownership, occupancy, use or transferability of the Properties in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material, which would affect the lawful use of any such Property as currently used; and (ix) there are no conditions or circumstances at any of the Properties which pose an unreasonable risk to the environment or the health or safety of Persons.  Promptly after the reasonable request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a Phase I Environmental Report in form and substance acceptable to the Administrative Agent from an environmental firm acceptable to the Administrative Agent with respect to any (y) Eligible Property specified by the Administrative Agent that has an environmental issue that would materially affect the value or use of such Eligible Property and (z) Property that is not an Eligible Property if the environmental issues associated with such Property could reasonably be expected to have a Material Adverse Effect and, if such Phase I Environmental Report indicates any environmental issues, a Phase II Environmental Report; provided that the Administrative Agent shall be entitled to make only one (1) such request per property during the initial term of this Agreement unless an Event of Default has occurred and is continuing.

(c)The Borrower and each of its Subsidiaries is in material compliance with all Anti-Corruption Laws.  The Borrower and each of its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by such Person, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.  Neither Borrower nor any Subsidiary has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Borrower or such Subsidiary or to any other Person, in violation of any Anti-Corruption Laws.

Section 6.18.OFAC "Section 6.18.OFAC" \l 2 .  (a) The Borrower is in compliance, in all material respects, with the requirements of all OFAC Sanctions Programs applicable to it, (b) each Subsidiary of the Borrower is in compliance, in all material respects, with the requirements of all OFAC Sanctions Programs applicable to such Subsidiary, (c) the Borrower has provided to the Administrative Agent, the L/C Issuer, and the Lenders all information regarding the Borrower and its Affiliates and Subsidiaries necessary for the Administrative Agent, the L/C Issuer, and the Lenders to comply with all applicable OFAC Sanctions Programs, and (d) neither the Borrower nor any of its Affiliates or Subsidiaries nor, to the knowledge of Borrower, any officer, director or Affiliate of any such Person or any of its Subsidiaries, is a person, that is, or is owned or controlled by Persons that are (i) the target of any OFAC Sanctions Programs or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of any OFAC Sanctions Programs.

Section 6.19.Other Agreements "Section 6.19.Other Agreements" \l 2 .  Neither the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default could reasonably be expected to have a Material Adverse Effect.  Neither the Borrower nor any Subsidiary shall enter into an amendment or modification of any contract or agreement which could, in the Responsible Officer’s business judgment, reasonably be expected to have a Material Adverse Effect.

Section 6.20.Solvency "Section 6.20.Solvency" \l 2 .  The Borrower and its Subsidiaries are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.

Section 6.21.No Default "Section 6.21.No Default" \l 2 .  No Default or Event of Default has occurred and is continuing.

Section 6.22.No Broker Fees. No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated thereby with respect to any broker or finder claim for which the Borrower is responsible; and the Borrower hereby agrees to indemnify the Administrative Agent and the Lenders against, and agrees that it will hold the Administrative Agent and the Lenders harmless from, any such claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred by the Borrower in connection herewith or therewith and any expenses (including reasonable attorneys’ fees) arising in connection with any such claim, demand, or liability.

Section 6.23.Condition of Property; Casualties; Condemnation.  Except as set forth in Schedule 6.23, each Property owned by the Borrower and each Subsidiary, in all material respects (a) is in good repair, working order and condition, normal wear and tear excepted, (b) is free of material structural defects, (c) is not subject to material deferred maintenance, (d) has and will have all building systems contained therein in good repair, working order and condition, normal wear and tear excepted and (e) is not located in a flood plain or flood hazard area, or if located in a flood plain or flood hazard area is covered by full replacement cost flood insurance.  None of the Properties owned by the Borrower or any Subsidiary is currently materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy which is not in the process of being repaired.  No condemnation or other like proceedings that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor threatened against any Property owned by it in any manner whatsoever.  No casualty has occurred to any such Property that could reasonably be expected to have a Material Adverse Effect.  Promptly after the reasonable request of the Administrative Agent, the Borrower shall deliver a current property condition report in form and substance acceptable to Administrative Agent from an independent engineering or architectural firm acceptable to Administrative Agent with respect to any (i) Eligible Property specified by Administrative Agent that has a material maintenance or structural issue that would materially affect the value or use of such Eligible Property and (ii) Property that is not an Eligible Property that has a material maintenance or structural issue associated with such Property that could reasonably be expected to have a Material Adverse Effect; provided that the Administrative Agent shall be entitled to make only one (1) such request during the initial term of this Agreement unless an Event of Default has occurred and is continuing.

Section 6.24.Legal Requirements and Zoning.  To Borrower’s knowledge, the use and operation of each Property owned by the Borrower and its Subsidiaries constitutes a legal use (including legally nonconforming use) under applicable zoning regulations (as the same may be modified by special use permits or the granting of variances) and complies in all material respects with all Legal Requirements, and does not violate in any material respect any approvals, restrictions of record or any material agreement affecting any such Property (or any portion thereof).

Section 6.25.No Defaults; Landlord is in Compliance with Leases.  Except as disclosed to the Administrative Agent in writing in accordance with Section 8.5(l) hereof, none of the tenants under Significant Leases on Properties owned by the Borrower, Material Subsidiaries or any other Subsidiary of the Borrower are in default for a period in excess of sixty (60) days on the monthly contractual rent payments.

Section 6.26.EEA Financial Institution.  Neither Borrower nor any Subsidiary is an Afffected Financial Institution.

Section 6.27.REIT Status.  Parent (a) will elect to be taxed as a REIT beginning with its taxable year ending December 31, 2019 upon the filing of its federal income tax return for such year and will continue to operate in a manner so as to qualify as a REIT, and (b) will not revoke its election to be taxed as a REIT.

Section 7.Conditions Precedent "Section 7.Conditions Precedent" \l 1 .

Section 7.1.All Credit Events "Section 7.1.All Credit Events" \l 2 .  At the time of each Credit Event hereunder:

(a)each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of said time, except to the extent the same expressly relate to an earlier date (in which case, the same shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of such earlier date);

(b)no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event and, after giving effect to such Credit Event, the Revolving Credit Availability as then determined and computed shall be no less than $0;

(c)in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 1.6 hereof, in the case of the issuance of any Letter of Credit, the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1(b) hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer together with fees called for by Section 2.1(b) hereof;

(d)such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent, the L/C Issuer or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect; and

(e)no Change of Control shall have occurred as a result of (i) the termination set forth in clause (c) of the definition “Change of Control” and (ii) the Borrower’s failure to cure such Change of Control by appointing a replacement chief executive officer of the Parent reasonably acceptable to the Administrative Agent within four (4) months.

Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), inclusive, of this Section 7.1; provided, however, that the Lenders may continue to make advances under the Revolving Credit, in the sole discretion of the Lenders with Revolving Credit Commitments, notwithstanding the failure of the Borrower to satisfy one or more of the conditions set forth above and any such advances so made shall not be deemed a waiver of any Default or Event of Default or other condition set forth above that may then exist.

Section 7.2.Initial Credit Event. "Section 7.2.Initial Credit Event" \l 2   Before or concurrently with the initial Credit Event:

(a)the Administrative Agent shall have received this Agreement duly executed by the Borrower, Parent and the Material Subsidiaries, as Guarantors, and the Lenders.

(b)if requested by any Lender, the Administrative Agent shall have received for such Lender such Lender’s duly executed Note of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.10 hereof;

(c)the Administrative Agent shall have received copies of the Borrower’s, Parent’s and each Material Subsidiary’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

(d)the Administrative Agent shall have received copies of resolutions of the Borrower’s, Parent’s and each Material Subsidiary’s board of directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s, Parent’s and each Material Subsidiary’s behalf, all certified in each instance by its Secretary or Assistant Secretary or other Authorized Representative;

(e)the Administrative Agent shall have received copies of the certificates of good standing for the Borrower, Parent and each Material Subsidiary (dated no earlier than forty-five (45) days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is required to the qualified to do business as a foreign corporation or organization under Sections 6.1 or 6.2;

(f)the Administrative Agent shall have received a list of the Borrower’s Authorized Representatives;

(g)the Administrative Agent shall have received the initial fees called for by Section 2.1 hereof;

(h)the capital and organizational structure of the Borrower and its Subsidiaries shall be reasonably satisfactory to the Administrative Agent;

(i)the Administrative Agent shall have received a Closing Date Borrowing Base Certificate;

(j)the Administrative Agent shall have received financing statement, tax, and judgment lien search results against each Eligible Property of the Borrower and each Material Subsidiary evidencing the absence of Liens on its Property except as Permitted Liens or as otherwise permitted by Section 8.8 hereof;

(k)the Administrative Agent shall have received a written opinion of counsel to the Borrower, Parent and each Material Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent;

(l)the Administrative Agent shall have received a fully executed Internal Revenue Service Form W-9 for the Borrower; and the Administrative Agent and the Borrower shall have received the Internal Revenue Service Forms and any applicable attachments required by Section 12.1(b);

(m)the Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request;

(n)the Administrative Agent and any Lender shall have received any information or materials reasonably required by the Administrative Agent or such Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with (i) the Patriot Act and (ii) any applicable “know your customer” or similar rules and regulations;

(o)the Administrative Agent shall have received pay-off and lien release letters (except with respect to any Permitted Liens) from secured creditors of the Borrower and each Subsidiary setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of the Borrower or any Subsidiary) and containing an undertaking to cause to be delivered to the Administrative Agent UCC termination statements and any other lien release instruments necessary to release their Liens on the assets of the Borrower and each Subsidiary, which pay-off and lien release letters shall be in form and substance reasonably acceptable to the Administrative Agent;

(p)the secured creditors of the Borrower and each Subsidiary shall have deposited in escrow UCC termination statements and other lien release instruments necessary to release their Liens (other than Permitted Liens) on the assets of the Borrower and each Subsidiary;

(q)at least five days prior to the Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to it; and

(r)the Alpine IPO shall have occurred.

Section 7.3.Eligible Property Additions and Deletions to the Borrowing Base.  The Borrower represents and warrants to the Lenders and the Administrative Agent that Schedule 1.1 sets forth each of the Eligible Properties as of the Third Amendment Effective Date and that the information provided on Schedule 1.1 is true and correct in all material respects.

Upon not less than 10 Business Days prior written notice from the Borrower to the Administrative Agent, the Borrower can designate that a Property be added (subject to the other requirements for a Property qualifying as an Eligible Property) or deleted as an Eligible Property included in calculating the Borrowing Base and the Adjusted Borrowing Base, as applicable.  Such notice shall be accompanied by a Borrowing Base Certificate setting forth the components of the Borrowing Base and the Adjusted Borrowing Base, as applicable, as of the addition or deletion of the designated Property as an Eligible Property, and with respect to a deletion, Borrower’s certification in such detail as reasonably required by the Administrative Agent that no Default or Event of Default exists under this Agreement and such deletion shall not (A) cause the Eligible Properties to violate the Borrowing Base Requirements, (B) cause a Default, or (C) cause or result in the Borrower failing to comply with any of the financial covenants contained in Section 8.20 hereof.  Each addition shall be an Eligible Property in a minimum amount equal to $500,000 Borrowing Base Value or $500,000 Debt Service Coverage Amount, or shall be comprised of more than one qualifying Eligible Properties that in the aggregate have a minimum amount equal to $1,000,000 Borrowing Base Value or $1,000,000 Debt Service Coverage Amount, and all such additions shall be subject to reasonable approval by the Administrative Agent.

If no Default exists at the time of any deletion of a Property from qualifying as an Eligible Property included in calculating the Borrowing Base, any Material Subsidiary which owned such Property, but that does not otherwise own any other Eligible Property, shall be released from its obligations under its Guaranty.

Section 8.Covenants "Section 8.Covenants" \l 1 .

The Borrower agrees that, so long as any credit is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is cured or waived in writing pursuant to the terms of Section 12.13 hereof:

Section 8.1.Maintenance of Existence "Section 8.1.Maintenance of Existence" \l 2 .  (i) The Borrower shall, and shall cause each Guarantor to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof and where failure to preserve and maintain its existence could not reasonably be expected to have a Material Adverse Effect.  The Borrower shall, and shall cause each Guarantor to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business except where such failure to preserve and keep in force and effect could not reasonably be expected to have a Material Adverse Effect.

(ii)(a) At least one class of common stock of Parent shall at all times be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market and (b) the

Parent shall timely file all reports required to be filed by it with the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market, as applicable, and the Securities and Exchange Commission, unless such failure to timely file could not reasonably be expected to have a Material Adverse Effect.

Section 8.2.Maintenance of Properties, Agreements "Section 8.2.Maintenance of Properties, Agreements" \l 2 .  The Borrower and each Guarantor shall cause each of its tenants to maintain, preserve, and keep all of the Borrower’s and each Guarantor’s Property in working condition and order (ordinary wear and tear excepted) in all material respects, and Borrower and each Guarantor shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments to its Property so that it shall at all times be fully preserved and maintained in all material respects.  The Borrower shall, and shall cause each Subsidiary to, keep in full force and effect all material contracts and agreements (except any terminations in accordance with the terms therein or approved by the board of directors of Parent in its business judgment or due to any breach by the other party thereto) and shall not modify or amend any material contract or agreement that would cause a Material Adverse Effect.

Section 8.3.Taxes and Assessments "Section 8.3.Taxes and Assessments" \l 2 .  The Borrower and each Guarantor shall, or shall cause its tenants to, duly pay and discharge all taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

Section 8.4.Insurance "Section 8.4.Insurance" \l 2 .  Except where the Tenant of a Property shall maintain insurance pursuant to the terms of its Lease, the Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with good and responsible insurance companies all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including, without limitation, business interruption, employers’ and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses.  The Borrower shall, upon the reasonable request of the Administrative Agent, furnish to the Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section 8.4.

Section 8.5.Financial Reports "Section 8.5.Financial Reports" \l 2 .  The Borrower shall, and shall cause Parent and each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Administrative Agent, each Lender, the L/C Issuer and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to the Administrative Agent for distribution to the Lenders, and L/C Issuer:

(a)as soon as available, and in any event no later than ninety (90) days after the last day each fiscal year of Parent, a copy of the consolidated and consolidating balance sheet of Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated and consolidating statements of income, retained earnings, and cash flows of Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion of independent public accountants of recognized national standing, selected by Parent and reasonably satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

(b)within the period provided in subsection (a) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

(c)as soon as available, and in any event no later than forty-five (45) days after the last day of each fiscal quarter of each fiscal year of Parent, a copy of the consolidated and consolidating balance sheet of Parent and its Subsidiaries as of the last day of such fiscal quarter and the consolidated and consolidating statements of income, retained earnings, and cash flows of Parent and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of Parent reasonably acceptable to the Administrative Agent;

(d)as soon as available, and in any event within forty-five (45) days after the last day of each Fiscal Quarter (or ninety (90) days after the last day of each Fiscal Year) a Borrowing Base Certificate showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of such fiscal quarter, prepared by Parent and certified to by its chief financial officer or another officer of Parent acceptable to the Administrative Agent;

(e)with each of the financial statements delivered pursuant to subsections (a) and (b) above, a Compliance Certificate (“Compliance Certificate”) in the form attached hereto as Exhibit E signed by the chief financial officer of Parent or another officer of Parent reasonably acceptable to the Administrative Agent to the effect that to the best of such officer’s knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same.  Such certificate shall also set forth the calculations supporting such statements in respect of Section 8.20 hereof;

(f)promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of Parent’s or any Subsidiary’s operations and financial affairs given to it by its independent public accountants;

(g)promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by Parent or any Subsidiary to its stockholders or other equity holders, and upon written request from the Administrative Agent, copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q and Form 8-K reports) filed by Parent or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

(h)promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of Parent or any Subsidiary or of notice of any material noncompliance with any applicable law, regulation or guideline relating to Parent or any Subsidiary, or their respective businesses;

(i)[INTENTIONALLY OMITTED];

(j)notice of any Change of Control;

(k)promptly after knowledge thereof shall have come to the attention of any Responsible Officer of Parent, written notice of (i) any threatened (in writing) or pending litigation or governmental or arbitration proceeding or labor controversy against Parent or any Subsidiary or any of their Property which could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any matter which could reasonably be expected to have a Material Adverse Effect, (iii) the occurrence of any Default or Event of Default hereunder or (iv) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in of such certification;

(l)within forty-five (45) days of the end of each of the first three (3) fiscal quarters and within 90 days after the close of the last fiscal quarter of the year (i) a list of all newly formed or acquired Subsidiaries during such quarter (such list shall contain the information relative to such new Subsidiaries as set forth in Schedule 6.2 hereto); (ii) a copy of any notice of a material default by the Borrower or any Guarantor from any ground lessor under a Significant Lease during such quarter and (iii) a schedule showing for such quarter any Significant Lease that was or is continuing to be in default with respect to monthly contractual rent payments in excess of 60 days;

(m)promptly after knowledge thereof shall have come to the attention of any Responsible Officer of Parent, written notice to each Lender if amounts payable under a Lease of any Eligible Property or portion thereof included in the Borrowing Base Value is more than sixty (60) days past due; and

(n)promptly after the request of any Lender, any other information or report reasonably requested by a Lender.

provided, however, to the extent such items set forth above are filed with the Securities and Exchange Commission or otherwise are publicly available, the Borrower shall be deemed to have satisfied this covenant once it provides notice to the Administrative Agent of such availability.

Section 8.6.Inspection "Section 8.6.Inspection" \l 2 .  The Borrower shall, and shall cause Parent and each Subsidiary to, permit the Administrative Agent, each Lender, the L/C Issuer and each of their duly authorized representatives and agents during normal business hours to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records (which shall be subject to the confidentiality requirements of Section 12.25 hereof), and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees (in the presence of a Responsible Officer) and independent public accountants (and by this provision Parent hereby authorizes such accountants with Parent present to discuss with the Administrative Agent, such Lenders, and L/C Issuer the finances and affairs of the Parent and its Subsidiaries) at such reasonable times and intervals as the Administrative Agent or any such Lender or L/C Issuer may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Parent.  The Administrative Agent, Lenders and L/C Issuer shall use reasonable efforts to coordinate inspections undertaken in accordance with this Section 8.6 to reduce the administrative burden of such inspections on the Parent and their Subsidiaries.

Section 8.7.Liens "Section 8.7.Liens" \l 2 .  The Borrower shall not, nor shall it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent any Permitted Liens.

Section 8.8.Investments, Acquisitions, Loans and Advances "Section 8.8.Investments, Acquisitions, Loans and Advances" \l 2 .  The Borrower shall not, nor shall it permit any Subsidiary to (i) directly or indirectly, make, retain or have outstanding any investments

(whether through the purchase of stock or obligations or otherwise) in any Person, real property or improvements on real property, or any loans, advances, lines of credit, mortgage loans or other financings (including pursuant to sale/leaseback transactions) to any other Person, or (ii) acquire any real property, improvements on real property or all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent, with respect to the Borrower or any Subsidiary, any of the following:

(a)investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one (1) year of the date of issuance thereof;

(b)investments in commercial paper with a Rating of at least P-1 by Moody’s and at least A-1 by S&P maturing within one (1) year of the date of issuance thereof;

(c)interest bearing assets or investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one (1) year or less;

(d)investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

(e)investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;

(f)the Borrower’s investments from time to time in its Subsidiaries, and investments made from time to time by a Subsidiary in one or more of its Subsidiaries;

(g)intercompany advances made from time to time among the Borrower and its Subsidiaries in the ordinary course of business to finance working capital needs;

(h)investments from time to time in individual Properties, including Eligible Properties, or in entities which own such individual Properties, including Eligible Properties, provided that such investment does not cause a breach of the financial covenants set forth in Section 8.20 hereof;

(i)cash investments in joint ventures in an amount not to exceed in the aggregate at any one time outstanding 10% of the Total Asset Value of Parent and its Subsidiaries at such time;

(j)investments in Assets Under Development in an amount not to exceed in the aggregate at any one time outstanding 10% of the Total Asset Value of Parent and its Subsidiaries at such time; and

(k)repurchases (including tender offers (e.g. Dutch or modified Dutch tender offers)) of Parent’s stock if at the time of such repurchases, the aggregate purchase price of all stock repurchases during the immediately preceding Rolling Period does not exceed 10% of the Total Asset Value of Parent and its Subsidiaries at such time.

Investments of the type described in clauses (i), (j) and (k) immediately preceding shall at no time exceed in the aggregate at any one time outstanding 30% of the Total Asset Value of Parent and its Subsidiaries at such time.  In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the book value (as defined in GAAP) thereof, and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

Section 8.9.Mergers, Consolidations and Sales "Section 8.9.Mergers, Consolidations and Sales" \l 2 .  Except with the prior written consent of the Required Lenders (which shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not, nor shall it permit Parent or any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or substantially all of its Property; provided, however, so long as the Borrower and Subsidiaries are in compliance with all covenants and agreements in this Agreement and no Default or Event of Default then exist, this Section shall not apply to nor operate to prevent:

(a)the sale, transfer, lease or other disposition of Property of the Borrower and its Subsidiaries to one another in the ordinary course of its business;

(b)the merger of any Subsidiary with and into the Borrower or any other Subsidiary, provided that, in the case of any merger involving the Borrower, the Borrower is the corporation surviving the merger;

(c)the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become obsolete or worn out, and which is disposed of in the ordinary course of business; and

(d)the sale, transfer, lease or other disposition of Property of the Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating not more than all or substantially all of the Total Asset Value of the Borrower on the last day of the prior Fiscal Quarter, as applicable;

(e)any merger if it results in the simultaneous payoff in immediately available funds of the Obligations; and

(f)any merger or consolidation, directly or indirectly, with any other Person so long as (i) Parent, the Borrower and the Subsidiaries, as applicable, shall be the survivor thereof; (ii) the Borrower shall have given the Administrative Agent and the Lenders at least fifteen (15) Business Days’ prior written notice of such consolidation or merger; (iii) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom; and (iv) at the time the Borrower gives notice pursuant to clause (ii) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis based on information then available to the Borrower, evidencing the continued compliance by Parent, the Borrower and the Subsidiaries with the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, the financial covenants contained in Section 8.20, after giving effect to such consolidation or merger.

Section 8.10.Maintenance of Subsidiaries "Section 8.10.Maintenance of Subsidiaries" \l 2 .  The Borrower shall not assign, sell or transfer, nor shall it permit any Material Subsidiary to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Material Subsidiary; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Material Subsidiaries granted to the Administrative Agent, (b) the issuance, sale and transfer to any person of any shares of capital stock of a Material Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by Section 8.9(b) above.

Section 8.11.ERISA "Section 8.11.ERISA" \l 2 .  The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA in excess of $1,000,000 of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property.  Upon the Borrower or a Subsidiary obtaining knowledge of any of the following events, the Borrower shall, and shall cause each Subsidiary to, promptly notify the Administrative Agent and each Lender of:  (a) the occurrence of any reportable event (as defined in Section 4043 of ERISA) with respect to a Plan (except for events for which reporting is waived), (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan (other than normal operation of the Plan or investments of Plan assets) which would result in the incurrence by the Borrower or any Subsidiary of any material increase in liability, material penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

Section 8.12.Compliance with Laws "Section 8.12.Compliance with Laws" \l 2 .  (a) The Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)The Borrower shall and shall cause each Subsidiary to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:  (i) comply in all material respects with, and maintain each of the Properties in compliance in all material respects with, all applicable Environmental Laws; (ii) use commercially reasonable efforts to require that each tenant and subtenant, if any, of any of the Properties or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Properties; (iv) cure any material violation by it or at any of the Properties of applicable Environmental Laws; (v) not allow the presence or operation at any of the Properties of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Properties except in the ordinary course of its business and in compliance with law; (vii) within ten (10) Business Days notify the Administrative Agent in writing of and provide any reasonably requested documents upon receipt of written notice of any of the following in connection with the Borrower or any Subsidiary or any of the Properties that could reasonably be expected to have a Material Adverse Effect: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required to be performed by the Borrower or its Subsidiaries by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Properties imposed by any governmental authority as set forth in a deed or other instrument affecting the Borrower’s or any Subsidiary’s interest therein; (x) promptly provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning the Properties which the Borrower or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law.

Section 8.13.Compliance with OFAC Sanctions Programs and Anti-Corruption Laws "Section 8.13.Compliance with OFAC Sanctions Programs and Anti-Corruption Laws" \l 2 . (a) The Borrower shall at all times comply in all material respects with the requirements of all OFAC Sanctions Programs applicable to the Borrower and shall cause each of its Subsidiaries to comply with the requirements of all OFAC Sanctions Programs applicable to such Subsidiary.

(b)The Borrower shall provide the Administrative Agent, the L/C Issuer, and the Lenders any information regarding the Borrower, its Affiliates, and its Subsidiaries necessary for the Administrative Agent, the L/C Issuer, and the Lenders to comply with all applicable OFAC Sanctions Programs; subject however, in the case of Affiliates, to the Borrower’s ability to provide information applicable to them.

(c)If a Responsible Officer of the Borrower obtains actual knowledge or receives any written notice that the Borrower, any Subsidiary of Borrower, or any officer, director or Affiliate of Borrower or any Subsidiary or that any Person that owns or controls any such Person is the target of any OFAC Sanctions Programs or is located, organized or resident in a country or territory that is, or whose government is, the subject of any OFAC Sanctions Programs (such occurrence, an “OFAC Event”), the Borrower shall promptly (i) give written notice to the Administrative Agent, the L/C Issuer, and the Lenders of such OFAC Event, and (ii) comply with all applicable laws with respect to such OFAC Event (regardless of whether the target Person is located within the jurisdiction of the United States of America), including the OFAC Sanctions Programs, and the Borrower hereby authorizes and consents to the Administrative Agent, the L/C Issuer, and the Lenders taking any and all steps the Administrative Agent, the L/C Issuer, or the Lenders deem necessary, in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any such OFAC Event, including the requirements of the OFAC Sanctions Programs (including the freezing and/or blocking of assets and reporting such action to OFAC).

(d)Borrower will not, nor will it permit any Subsidiary to directly or, to any such Person’s knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any other Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of any OFAC Sanctions Programs, or (ii) in any other manner that would result in a violation of OFAC Sanctions Programs or Anti-Corruption Laws by any Person (including any Person participating in the Loans, whether as underwriter, lender, advisor, investor, or otherwise).

(e)Borrower will not, nor will it permit any Subsidiary to, violate any Anti-Corruption Law in any material respect.

(f)Borrower and each Subsidiary will maintain in effect policies and procedures designed to ensure compliance by such Persons, their Subsidiaries, and their respective directors, officers, employees, and agents with applicable Anti-Corruption Laws.

Section 8.14.Burdensome Contracts With Affiliates "Section 8.14.Burdensome Contracts With Affiliates" \l 2 . Except (a) compensation, bonus and benefit arrangements with employees, officers and directors approved by Parent’s board of directors or committee thereof, (b) transactions permitted by Section 8.9 hereof, (c) transactions in the ordinary course of business of the Borrower, Parent or its Subsidiaries or (d) transactions approved by the Parent’s board of directors and reasonably acceptable to the Administrative Agent, the Borrower shall not, nor shall it permit Parent or any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower, Parent or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

Section 8.15.No Changes in Fiscal Year "Section 8.15.No Changes in Fiscal Year" \l 2 .  The Fiscal Year of the Parent and its Subsidiaries ends on December 31 of each year; and the

Borrower shall not, nor shall it permit Parent or any Subsidiary to, change its Fiscal Year from its present basis.

Section 8.16.Formation of Subsidiaries "Section 8.16.Formation of Subsidiaries" \l 2 .  Promptly upon the formation or acquisition of any Material Subsidiary, the Borrower shall provide the Administrative Agent and the Lenders notice thereof and timely comply with the requirements of Sections 4.2 and 8.24 hereof.

Section 8.17.Change in the Nature of Business "Section 8.17.Change in the Nature of Business" \l 2 .  The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date.

Section 8.18.Use of Proceeds "Section 8.18.Use of Proceeds" \l 2 .  The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.

Section 8.19.No Restrictions "Section 8.19.No Restrictions" \l 2 .  Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to:  (a) pay Dividends or make any other distribution on any Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary (other than limitations on Restricted Payments comparable those in Section 8.25 in any documentation evidencing any Other Unsecured Indebtedness), (b) pay any indebtedness owed to the Borrower or any other Subsidiary, (c) make loans or advances to the Borrower or any other Subsidiary, (d) transfer any of its Property to the Borrower or any other Subsidiary (other than limitations transfers comparable those in Section 8.9 in any documentation evidencing any Other Unsecured Indebtedness); provided however, that the foregoing does not apply to any limitation on transfers of property that is subject to a Permitted Lien or (e) guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and/or grant Liens on its assets to the Administrative Agent.

Section 8.20.Financial Covenants.

(a)Maximum Total Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Total Indebtedness to Total Asset Value to be greater than 0.60 to 1.00.

(b)Maximum Secured Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Secured Indebtedness to Total Asset Value to be greater than 0.40 to 1.00.

(c)Minimum Adjusted EBITDA to Fixed Charges Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Adjusted EBITDA for the applicable Rolling Period to Fixed Charges for such Rolling Period to be less than 1.50 to 1.0.

(d)Maximum Secured Recourse Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Secured Recourse Indebtedness to Total Asset Value to be greater than 0.05 to 1.0.

(e)Maximum Unsecured Indebtedness to Borrowing Base Value  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Unsecured Indebtedness to Borrowing Base Value to be greater than 0.60 to 1.00.

(f)Maintenance of Net Worth.  The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $136,017,557, plus (b) 75% of the aggregate net proceeds received by Parent or any of its Subsidiaries after the First Amendment Effective Date in connection with any offering of Stock or Stock Equivalents of the Borrower, Parent or the Subsidiaries.

Section 8.21.Borrowing Base Covenant.  The Borrower shall cause the Eligible Properties in the Borrowing Base to at all times comply with the Borrowing Base Requirements (other than with respect to Eligible Properties that may exceed concentration limits but still be included in the Borrowing Base Value in compliance with the definition of Borrowing Base Requirements) and shall exclude from the calculation of Borrowing Base Value any portion of Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits set forth in the Borrowing Base Requirements.

Section 8.22.Electronic Delivery of Certain Information "Section 8.22.Electronic Delivery of Certain Information" \l 2 . (a) Documents, including financial reports to be delivered pursuant to Section 8.5 hereof, required to be delivered pursuant to this Agreement may be delivered by electronic communication and delivery, including, the Internet, including the website maintained by the Securities and Exchange Commission, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or the L/C Issuer) pursuant to Section 1. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered on the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Borrower notifies the Administrative Agent of said posting by causing an e-mail notification to be sent to an e-mail address specified from time to time by the Administrative Agent and provides a link thereto; provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Chicago time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificates required by Sections 8.5(d) and 8.5(e) to the Administrative Agent. Except for the

certificates required by Sections 8.5(d) and 8.5(e), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery.

(b)Documents required to be delivered pursuant to Section 1 may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

Section 8.23.Evidence of Payment of Florida Intangibles Tax. "Section 8.23.Evidence of Payment of Florida Intangibles Tax" \l 2 Within thirty (30) days after the Closing Date (or such longer time period consented to in writing by the Administrative Agent, in its reasonable discretion), the Borrower shall deliver evidence reasonably acceptable to the Administrative Agent of Borrower’s payment in full of all documentary stamp tax required to be paid by the State of Florida with respect to the Loans.

Section 8.24.REIT Status. "Section 8.24.REIT Status" \l 2 Parent shall maintain its status as a REIT.

Section 8.25.Restricted Payments.  The Borrower shall not, nor shall Parent or any Subsidiary to, declare or make any Restricted Payment; provided that:

(a)(i) Parent may declare or make cash distributions to its equity holders in an aggregate amount not to exceed the greater of (x) ninety-five percent (95%) of Parent’s Adjusted FFO for each Fiscal Quarter ending thereafter, or (y) the amount necessary for Parent to be able to make distributions required to maintain its status as a REIT and to avoid the imposition of any federal or state income tax, and to avoid the imposition of the excise tax described by Section 4981 of the Code, in each case on Parent; provided further that, in either case, (A) during the continuance of an Event of Default, Restricted Payments made pursuant to clause (a) shall not exceed the amounts described in clause (y), and (B) following a Bankruptcy Event with respect to the Borrower or the acceleration of the Obligations, Parent shall not make any cash distributions;

(b)the Borrower may make Restricted Payments ratably to the holders of its Equity Interests to permit Parent to make the Restricted Payments permitted under clause (a) above;

(c)each Subsidiary may make Restricted Payments ratably to the holders of its Equity Interests;

(d)Parent, the Borrower or any Guarantor may declare and make dividend payments or other distributions payable solely in the common equity interests or other equity interests of such entity including (i) “cashless exercises” of options granted under any share option plan adopted by such entity, (ii) distributions of rights or equity securities under any rights plan adopted by such entity and (iii) distributions (or effect stock splits or reverse stock splits) with respect to its equity interests payable solely in additional shares of its equity interests;

(e)Parent, the Borrower and each Guarantor may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests of Parent, the Borrower or any Subsidiary;

(f)so long as no Change of Control results therefrom, Parent, the Borrower and each Subsidiary may make Restricted Payments in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance based incentive plans, and other similar forms of compensation;

(g)so long as no Change of Control results therefrom, the Borrower and each Subsidiary that is a Guarantor may make dividends or distributions to allow Parent to make payments in connection with share purchase programs, to the extent not otherwise prohibited by the terms of this Agreement; and

(h)Parent may exercise any redemption or conversion rights with respect to its Equity Interests in accordance with the terms of the governing documents setting out any such rights.

Section 8.26.Other Unsecured Indebtedness Guarantees.  No Subsidiary shall guaranty the payment of, or agree to enter into a guaranty of the payment of, any Other Unsecured Indebtedness without simultaneously entering into and delivering to the Administrative Agent, for the benefit of the Lenders, a comparable guaranty of the payment of the Obligations; provided, that the forefgoing shall not restrict or prohibit any Subsidiary guaranty of any asset level Indebtedness for Borrowed Money.

Section 9.	Events of Default and Remedies.

Section 9.1.Events of Default "Section 9.1.Events of Default" \l 2 .  Any one or more of the following shall constitute an “Event of Default” hereunder:

(a)default in the payment when due of all or any part of the principal of any Loan (whether at the stated maturity thereof or at any other time provided for in this Agreement, including a mandatory prepayment required by Section 1.8(b)) or of any Reimbursement Obligation; or default for a period of three (3) Business Days in the payment when due of any interest, fee or other Obligation payable hereunder or under any other Loan Document;

(b)default in the observance or performance of any covenant set forth in Sections 8.1 (only with respect to the first sentence thereof), 8.5 (for a period of five (5) days), 8.7, 8.8, 8.9, 8.10, 8.20, 8.21 (if not replaced with another Eligible Property or

Eligible Properties in accordance with Section 7.3 hereof within ten (10) Business Days after the period of notice required by Section 7.3), 8.23 or 8.25 hereof;

(c)default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of the Borrower or (ii) written notice thereof is given to the Borrower by the Administrative Agent; provided, however, if such a default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that the Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for the Borrower in the exercise of due diligence to cure such default, provided such additional period shall not exceed sixty (60) days;

(d)any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof; provided, that such breach of a representation or warranty shall not constitute an Event of Default if within ten (10) days of the Borrower’s knowledge of such breach, the Borrower takes such action as may be required to make such representation or warranty to be true in all material respects as made and it did not have a Material Adverse Effect;

(e)any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents (and the related grace period, if any, shall have expired), or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void except as expressly permitted by the terms hereof;

(f)default and expiration of any cure periods related thereto shall occur under (x) any Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $10,000,000 or (y) any recourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $1,000,000, or a default and expiration of any cure periods related thereto, shall occur under any indenture, agreement or other instrument under which such Indebtedness for Borrowed Money may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

(g)any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against the

Borrower or any Subsidiary, or against any of its Property, in an aggregate amount in excess of $5,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days;

(h)the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

(i)any Change of Control shall occur;

(j)the Borrower or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it within sixty (60) days, (vi) take any board of director or shareholder action (including the convening of a meeting) in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(k) hereof;

(k)a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary, or any substantial part of any of its Property, or a proceeding described in Section 9.1(j)(v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days;

(l)the Common Stock of Parent fails to be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market; or

(m)any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than in accordance with the terms hereof or thereof, or satisfaction in full or all the Obligations, is revoked, terminated, cancelled or rescinded, without the prior written approval of the Administrative Agent; or any Borrower or any Guarantor commences any legal proceeding at law or in equity to contest, or make unenforceable, cancel, revoke or rescind any of the Loan Documents, or any court or any other Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof.

Section 9.2.Non-Bankruptcy Defaults. "Section 9.2.Non-Bankruptcy Defaults" \l 2   When any Event of Default (other than those described in subsection (j) or (k) of Section 9.1 hereof) has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Revolving Credit Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Revolving Loans to be forthwith due and payable and thereupon all outstanding Revolving Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment.  The Administrative Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

Section 9.3.Bankruptcy Defaults "Section 9.3.Bankruptcy Defaults" \l 2 .  When any Event of Default described in subsections (j) or (k) of Section 9.1 hereof has occurred and is continuing, then all outstanding Revolving Loans shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent the full amount then available for drawing under all outstanding Letters of Credit.

Section 9.4.Collateral for Undrawn Letters of Credit "Section 9.4.Collateral for Undrawn Letters of Credit" \l 2 .  (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.8(b), Section 1.14, Section 9.2 or Section 9.3 above, the Borrower shall forthwith pay one hundred three percent (103%) of the amount required to be so prepaid (to cash collateralize fees and interest as well as the amount of the Letter of Credit), to be held by the Administrative Agent as provided in subsection (b) below.

(b)All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability).  The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, and the L/C Issuer.  If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts then due and owing from the Borrower to the L/C Issuer, the Administrative Agent or the Lenders; provided, however, that (i) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 1.8(b) and Section 1.14 hereof, if any, at the request of the Borrower the Administrative Agent shall release to the Borrower amounts held in the Collateral Account so long as at the time of the release and after giving effect thereto no Default or Event of Default exists and, in the case of Section 1.14 hereof, the Defaulting Lender Period with respect to the relevant Defaulting Lender has terminated, and (ii) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 9.2 or 9.3 hereof, so long as no Letters of Credit, Revolving Credit Commitments, Revolving Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of the Borrower the Administrative Agent shall release to the Borrower any remaining amounts held in the Collateral Account.

Section 9.5.Notice of Default "Section 9.5.Notice of Default" \l 2 .  The Administrative Agent shall give notice to the Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

Section 10.Change in Circumstances "Section 10.Change in Circumstances" \l 1 .

Section 10.1.Change of Law "Section 10.1.Change of Law" \l 2 .  Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby related to Eurodollar Loans, such Lender shall promptly give written notice thereof to the Borrower and such Lender’s obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar Loans.  The Borrower shall promptly prepay the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this

Agreement or, subject to all of the terms and conditions of this Agreement, convert such affected Eurodollar Loans into Base Rate Loans; provided, however, subject to all of the terms and conditions of this Agreement (unless the affected Eurodollar Loans are converted into Base Rate Loans), the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

Section 10.2.Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR "Section 10.2.Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR" \l 2 .  If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

(a)the Administrative Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

(b)the Required Lenders advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended.

Section 10.3.Increased Cost and Reduced Return "Section 10.3.Increased Cost and Reduced Return" \l 2 .  (a) If any Change in Law shall:

(i)subject any Lender (or its Lending Office) or the L/C Issuer to any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) with respect to its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or the L/C Issuer of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the basis or rate of (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or

(ii)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or the L/C Issuer or shall impose on any Lender (or its Lending Office) or the L/C Issuer or on the interbank market any other condition affecting its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or the L/C Issuer of making or maintaining any Eurodollar Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or the L/C Issuer under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material, then, within 15 days after demand by such Lender or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender or L/C Issuer such additional amount or amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction.

(b)If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any lending office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by any L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.

(c)A certificate of a Lender or L/C Issuer claiming compensation under Sections 1.11, 10.1, 10.3 and 12.1 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined.  In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods.

(d)Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 10.4.Lending Offices "Section 10.4.Lending Offices" \l 2 .  Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Revolving Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.  To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Section 10.3 hereof or to avoid the unavailability of Eurodollar Loans under Section 10.2 hereof, so long as such designation is not otherwise disadvantageous to the Lender.

Section 10.5.Discretion of Lender as to Manner of Funding "Section 10.5.Discretion of Lender as to Manner of Funding" \l 2 .  Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan’s Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.

Section 10.6Effect of Benchmark Transition Event "Section 10.6.Effect of Benchmark Transition Event" \l 2 .

(a)Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or  further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Chicago time) on the 5th Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(b)Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided, that this clause (b) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice.

(c)In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document

(d)The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, Term SOFR Event or Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 10.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 10.66.

(e)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate (i) based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate and (ii) described in clause (c) of the definition thereof will not be used in the any determination of Base Rate.

Section 11.The Administrative Agent "Section 11.The Administrative Agent" \l 1 .

Section 11.1.Appointment and Authority.  Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of Montreal to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Section 11 are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any Guarantor shall have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 11.2.Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 11.3.Action by Administrative Agent; Exculpatory Provisions "Section 11.3.Action by Administrative Agent; Exculpatory Provisions" \l 2 . (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:

(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.  The Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action; and

(iii)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates or any Guarantor or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(b)Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby  (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.2, 9.3, 9.4, 9.5 and 12.13), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  Any such action taken or failure to act pursuant to the foregoing shall be binding on all Lenders.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender, or the L/C Issuer.

(c)Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty or obligation to any Lender or L/C Issuer or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 7.1 or 7.2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 11.4.Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or Guarantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 11.5.Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loans as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 11.6.Resignation of Administrative Agent; Removal of Administrative Agent.  (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower.  The Required Lenders may remove the Administrative Agent from its capacity as Administrative Agent in the event of the Administrative Agent’s willful misconduct or gross negligence.  Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30)

days after the retiring Administrative Agent gives notice of its resignation or after removal by the Required Lenders (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above.  Whether or not a successor has been appointed, such resignation or removal shall become effective in accordance with such notice on the Resignation Effective Date.

(b)With effect from the Resignation Effective Date, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 11 and Section 12.15 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Section 11.7.Non-Reliance on Administrative Agent and Other Lenders.  Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Upon a Lender’s written request, the Administrative Agent agrees to forward to such Lender, when complete, copies of any field audit, examination, or appraisal report prepared by or for the Administrative Agent with respect to the Borrower or any Material Subsidiary (herein, “Reports”).  Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Borrower and the other Material Subsidiaries and will rely significantly upon the books and records of Borrower and the other Material Subsidiaries, as well as on representations of personnel of the Borrower and the other Material Subsidiaries, and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 11.8.L/C Issuer and Swing Line Lender. "Section 11.8.L/C Issuer and Swing Line Lender." \l 2   The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swing Line Lender shall act on behalf of the Lenders with respect to the Swing Line Loans made hereunder.  The L/C Issuer and the Swing Line Lender shall each have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit or by the Swing Line Lender in connection with Swing Line Loans made or to be made hereunder as fully as if the term “Administrative Agent”, as used in this Section 11, included the L/C Issuer and the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer or Swing Line Lender, as applicable.  Any resignation by the Person then acting as Administrative Agent pursuant to Section 11.6 shall also constitute its resignation or the resignation of its Affiliate as L/C Issuer and Swing Line Lender except as it may otherwise agree.  If such Person then acting as L/C Issuer so resigns, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Loans or fund risk participations in Reimbursement Obligations pursuant to Section 1.3.  If such Person then acting as Swing Line Lender resigns, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 1.3(b).  Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer or Swing Line Lender), and (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents other than with respect to its outstanding Letters of Credit and Swing Line Loans, and (iii) upon the request of the resigning

L/C Issuer, the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit.

Section 11.9.Hedging Liability and Funds Transfer and Deposit Account Liability "Section 11.9.Hedging Liability and Funds Transfer and Deposit Account Liability" \l 2 .  By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 12.10, as the case may be, any Affiliate of such Lender (including any Qualifying Counterparty) with whom the Borrower or any other Material Subsidiary has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate’s right to share in payments and collections out of the Guaranties as more fully set forth in Section 10.5.  In connection with any such distribution of payments and collections, or any request for the release of the Guaranties and the Administrative Agent’s Liens in connection with the termination of the Revolving Credit Commitments and the payment in full of the Obligations, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender has notified the Administrative Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution or payment or release of Guaranties and Liens.  Without limiting the generality of the foregoing, (i) each such Affiliate shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 3.1(c) and (ii) no such Affiliate shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral).  Notwithstanding any other provision of this Section 11.9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless the Administrative Agent has received written notice of such Hedging Liability or Funds Transfer and Deposit Account Liability, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender or Affiliate.

Section 11.10.Designation of Additional Agents “Section 11.10.Designation of Additional Agents” \l 2 .  The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.

Section 11.11.Reserved.

Section 11.12.Authorization to Release Guaranties.  The Administrative Agent is hereby irrevocably authorized by each of the Lenders, the L/C Issuer, and their Affiliates to release any Material Subsidiary from its obligations as a Guarantor if such Person ceases to be a Material Subsidiary as a result of a transaction permitted under the Loan Documents.  Upon the Administrative Agent’s request, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Material Subsidiary from its obligations as a Guarantor under the Loan Documents.

Section 11.13.Authorization of Administrative Agent to File Proofs of Claim In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under the Loan Documents including, but not limited to, Sections 1.1, 10.3, 1.11, and 12.15) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.1 and 12.15.  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding.

Section 12.Miscellaneous "Section 12.Miscellaneous" \l 1 .

Section 12.1.Withholding Taxes "Section 12.1.Withholding Taxes" \l 2 .  (a) Payments Free of Withholding.  Section 12.1.Withholding Taxes.  (a) Payments Free of

Withholding.  Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future Indemnified Taxes.  If any such withholding is so required, the Borrower or such Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, the L/C Issuer, and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or the Administrative Agent (as the case may be) would have received had such withholding not been made.  If the Administrative Agent, the L/C Issuer, or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower or such Guarantor shall reimburse the Administrative Agent, the L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made.

(b)U.S. Withholding Tax Exemptions.  Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W-8 BEN-E (relating to such Lender or L/C Issuer and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W-8 BEN-E, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten (10)-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code).  Thereafter and from time to time, each Lender and L/C Issuer shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender or L/C Issuer and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations.  Upon the request of the Borrower or the Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

(c)Inability of Lender to Submit Forms.  If any Lender or L/C Issuer determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify the Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d)Compliance with FATCA.  If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(e)Indemnification by the Lenders.  Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.11 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).

(f)Treatment of Certain Refunds.  If any Lender or L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any taxes as to which indemnification or additional amounts have been paid to it by the Borrower or a Guarantor pursuant to this Section 12.1, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender or L/C Issuer and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Guarantor, upon the request of such Lender or L/C Issuer, agrees to promptly repay the amount paid over with respect to such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or L/C Issuer in the event such Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority.  Nothing herein contained shall interfere with the right of a Lender or L/C Issuer to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or L/C Issuer to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or any other confidential information or require any Lender or L/C Issuer to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(g)Evidence of Payments.  As soon as practicable after any payment of Taxes by the Borrower or a Guarantor to a Governmental Authority pursuant to this Section, the Borrower or such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

Section 12.2.No Waiver, Cumulative Remedies. "Section 12.2.No Waiver, Cumulative Remedies" \l 2   No delay or failure on the part of the Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.  The rights and remedies hereunder of the Administrative Agent, the L/C Issuer, the Lenders, and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

Section 12.3.Non-Business Days. "Section 12.3.Non-Business Days" \l 2   If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable.  In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

Section 12.4.Documentary Taxes. "Section 12.4.Documentary Taxes" \l 2   The Borrower agrees to pay on demand any U.S. documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

Section 12.5.Survival of Representations. "Section 12.5.Survival of Representations" \l 2   All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

Section 12.6.Survival of Indemnities. "Section 12.6.Survival of Indemnities" \l 2   All indemnities and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Revolving Loans and Letters of Credit, including, but not limited to, Sections 1.11, 10.3, and 12.15 hereof, shall (subject to Section 10.3(c) hereof) survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

Section 12.7.Sharing of Set-Off. "Section 12.7.Sharing of Set-Off" \l 2   Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.  For purposes of this Section 12.7, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder.

Section 12.8.Notices "Section 12.8.Notices" \l 2 .  Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices under the Loan Documents to any Lender shall be addressed to its address or telecopier number set forth on its Administrative Questionnaire; and notices under the Loan Documents to the Borrower, the Administrative Agent, or L/C Issuer shall be addressed to its respective address or telecopier number set forth below:

Matthew Partridge 386-944-5643 mpartridge@alpinereit.com 386-274-1223 Lisa Vorkoun 386-944-5641 lvorakoun@alpinereit.com 386-274-1223 Noelle Alix 713-758-1124 nalix@velaw.com 713-615-5837	gwendolyn.gatz@bmo.com 312-461-2968

to the Borrower:

Alpine Income Property OP, LP

1140 Williamson Boulevard

Suite 140

Daytona Beach, Florida 32114

Attention:Matthew Partridge

Telephone:386-944-5643

Email: mpartridge@alpinereit.com

Fax:386-274-1223

Alpine Income Property OP, LP

1140 Williamson Boulevard

Suite 140

Daytona Beach, Florida 32114

Attention:Lisa Vorkoun

Telephone:386-944-5641

Email:lvorakoun@alpinereit.com

Fax:386-274-1223

With copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, TX 77002-6760

Attention:Noelle Alix

Telephone:713-758-1124

Email:nalix@velaw.com

Fax:713-615-5837

to the Administrative Agent and L/C Issuer: Bank of Montreal 115 South LaSalle Street Chicago, Illinois 60603 Attention: Gwendolyn Gatz Telephone: 312-461-2238 Email:gwendolyn.gatz@bmo.com Fax:312-461-2968

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is delivered to the telecopier number specified in this Section 12.8 or in the relevant Administrative Questionnaire and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, upon receipt or first refusal of delivery or (iii) if given by any other means, when delivered at the addresses specified in this Section 12.8 or in the relevant Administrative Questionnaire; provided, that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

Section 12.9.Counterparts "Section 12.9.Counterparts" \l 2 .  This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  The words “execution”, “executed”, “signed”,

“signature” and words of similar import in or related to this Agreement and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.

Section 12.10.Successors and Assigns "Section 12.10.Successors and Assigns" \l 2 .  This Agreement shall be binding upon the Borrower, the Guarantors and their respective successors and permitted assigns, and shall inure to the benefit of the Administrative Agent, the L/C Issuer, and each of the Lenders, and the benefit of their respective successors and permitted assigns, including any subsequent holder of any of the Obligations.  The Borrower and the Guarantors may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the L/C Issuer.

Section 12.11.Participants "Section 12.11.Participants" \l 2 .  Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section 12.11, and the Administrative Agent and the Borrower shall have no obligation or responsibility to such participant.  Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest.  Any party to which such a participation has been granted shall have the benefits of Section 1.11 and Section 10.3 hereof.  The Borrower and each Guarantor authorizes each Lender to disclose to any participant or prospective participant under this Section 12.11 any financial or other information pertaining to each Guarantor, the Borrower or any Subsidiary; provided that prior to any such disclosure any such participant or prospective participant shall agree in writing to be subject to the confidentiality provisions contained herein.  No participation may be granted or sold to the Borrower, any Guarantor, any Affiliate or Subsidiary of Borrower or Guarantor, any Defaulting Lender or any natural person.

Section 12.12.Assignments "Section 12.12.Assignments" \l 2 .  (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Revolving Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.  (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Revolving Loans and participation interest in L/C Obligations at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (a)(i)(A) of this Section 12.12, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Revolving Loans and participation interest in L/C Obligations outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Revolving Loans and participation interest in L/C Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date specified in such Assignment and Acceptance) shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Loan or the Revolving Credit Commitment.

(iii)Required Consents.  No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) and, in addition:

(a)the consent of the Borrower (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(b)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(c)the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(d)the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business

Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swing Loans (whether or not then outstanding).

(iv)Assignment and Acceptance.The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)No Assignment to Borrower, Guarantors, Affiliates or Subsidiaries.  No such assignment shall be made to the Borrower, any Guarantor or any Affiliate or Subsidiary of the Borrower or any Guarantor.

(vi)No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(vii)No Assignment to Defaulting Lender.  No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.12(b) hereof, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.6 and 12.15 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11 hereof.

(b)Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Revolving Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.  Each Lender or L/C Issuer that grants a participation as described in Section 12.11 shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant's interest in the Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement (the “Participant Register”); provided that no Lender or L/C Issuer shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant's interest in any Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Obligation or Revolving Credit Commitment is in registered form under Section 5f.103-1(c) of the Treasury Regulations or is otherwise required by this Agreement. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender or L/C Issuer shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(c)Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section 12.12 shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

(d)Notwithstanding anything to the contrary herein, if at any time the Swing Line Lender assigns all of its Revolving Credit Commitments and Revolving Loans pursuant to subsection (a) above, the Swing Line Lender may terminate the Swing Line.  In the event of such termination of the Swing Line, the Borrower shall be entitled to appoint another Lender to act as the successor Swing Line Lender hereunder (with such Lender’s consent); provided, however, that the failure of the Borrower to appoint a successor shall not affect the resignation of the Swing Line Lender.  If the Swing Line Lender terminates the Swing Line, it shall retain all of the rights of the Swing Line Lender provided hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require Lenders to make Revolving Loans or fund participations in outstanding Swing Loans pursuant to Section 1.17 hereof.

Section 12.13.Amendments. "Section 12.13.Amendments" \l 2 Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders (or Administrative Agent acting at the direction of the Required Lenders), and (c) if the rights or duties of the Administrative Agent, the L/C Issuer, or the Swing Line Lender are affected thereby, the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as applicable; provided that:

(i)no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any payment (including any mandatory prepayment) of any principal of or interest on any Revolving Loan or of any Reimbursement Obligation or of any fee payable hereunder (including by way of a waiver of a Default or Event of Default under Section 9.1(a)) without the consent of the Lender to which such payment is owing or which has committed to make such Revolving Loan or Letter of Credit (or participate therein) hereunder;

(ii)no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Lender, extend the Revolving Credit Termination Date, change the definitions of Required Lenders, Borrowing Base, Borrowing Base NOI, Borrowing Base Requirements, Borrowing Base Value or Revolving Credit Availability, change the provisions of Section 8.21, change the provisions of this Section 12.13, affect the number of Lenders required to take any action hereunder or under any other Loan Document, change the pro rata application of payments or order of application of payments and collections set forth in Section 3.1 of this Agreement or release any Guarantor (except as expressly contemplated in this Agreement); and

(iii)no amendment to Section 13 hereof shall be made without the consent of the Guarantors affected thereby.

Section 12.14.Headings. "Section 12.14.Headings" \l 2  Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Section 12.15.Costs and Expenses; Indemnification "Section 12.15.Costs and Expenses; Indemnification" \l 2 .  (a) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated.  The Borrower agrees to pay to the Administrative Agent, the L/C Issuer, and each Lender all costs and expenses reasonably incurred or paid by the Administrative Agent, the L/C Issuer, such Lender, or any such holder, including reasonable attorneys’ fees and disbursements and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Borrower or any Guarantor as a debtor thereunder).  The Borrower further agrees to indemnify the Administrative Agent, the L/C Issuer, each Lender, and any security trustee therefor, and their respective directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Revolving Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification.  The Borrower, upon demand by the Administrative Agent, the L/C Issuer, or a Lender at any time, shall reimburse the Administrative Agent, the L/C Issuer, or such Lender for any reasonable legal or other expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except to the extent the same is due to the gross negligence or willful misconduct of the party to be indemnified.  To the extent permitted by applicable law, the parties hereto shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Revolving Loan or Letter of Credit or the use of the proceeds thereof.  The obligations of the parties under this Section 12.15 shall survive the termination of this Agreement.

(b)The Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Indemnitee for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following:  (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by the Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the relevant Indemnitee.  This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement for a period of five (5) years, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification.  This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of each Indemnitee and its successors and assigns.

Section 12.16.Set-off "Section 12.16.Set-off" \l 2 .  In addition to any rights now or hereafter granted under the Loan Documents or applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, with the prior written consent of the Administrative Agent, each Lender, the L/C Issuer, each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by the Borrower and each Guarantor at any time or from time to time, without notice to the Borrower or such Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, and in whatever currency denominated, but not including trust accounts) and any other indebtedness at any time held or owing by that Lender, L/C Issuer, subsequent holder, or affiliate, to or for the credit or the account of the Borrower or such Guarantor, whether or not matured, against and on account of the Obligations then due of the Borrower or such Guarantor to that Lender, L/C Issuer, or subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not that Lender, L/C Issuer, or subsequent holder shall have made any demand hereunder.

Section 12.17.Entire Agreement "Section 12.17.Entire Agreement" \l 2 .  The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

Section 12.18.Governing Law "Section 12.18.Governing Law" \l 2 .  This Agreement and the other Loan Documents (except as otherwise specified therein), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

Section 12.19.Severability of Provisions. "Section 12.19.Severability of Provisions" \l 2   Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

Section 12.20.Excess Interest "Section 12.20.Excess Interest" \l 2 .  Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Revolving Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”).  If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this

Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.  Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period.

Section 12.21.Construction "Section 12.21.Construction" \l 2 .  The parties acknowledge and agree that the Loan Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Loan Documents.  The provisions of this Agreement relating to Subsidiaries shall only apply during such times as the Borrower has one or more Subsidiaries.

Section 12.22.Lender’s and L/C Issuer’s Obligations Several "Section 12.22.Lender’s and L/C Issuer’s Obligations Several" \l 2 .  The obligations of the Lenders and L/C Issuer hereunder are several and not joint.  Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity.

Section 12.23.Submission to Jurisdiction; Waiver of Jury Trial “Section 12.23.Submission to Jurisdiction; Waiver of Jury Trial” \l 2 .  The Borrower and each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in the City of New York for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.  The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  The Borrower, each Guarantor, the Administrative Agent, the L/C Issuer, and the Lenders hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to any Loan Document or the transactions contemplated thereby.

Section 12.24.USA Patriot Act “Section 12.24.USA Patriot Act” \l 2 .  Each Lender and L/C Issuer that is subject to the requirements of the Patriot Act hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or L/C Issuer to identify the Borrower in accordance with the Patriot Act.

Section 12.25. Confidentiality “Section 12.25.Confidentiality” \l 2 .  Each of the Administrative Agent, the Lenders, and the L/C Issuer severally agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed in compliance with applicable law (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors to the extent any such Person has a need to know such Information (it being understood that the Persons to whom such disclosure is made will first be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that to the extent practicable and permitted by applicable law, the party requested to disclose any information will provide prompt written notice of such request to the Borrower, will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to disclosure and will disclose the minimum amount of information required to comply with such applicable law, regulation, subpoena or legal process, (d) to any other party hereto, (e) to the extent reasonably necessary after consultation with counsel, in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, provided that, to the extent reasonably practicable, the party requested to disclose any such information will provide prompt written notice of such request to the Borrower and will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to such disclosure, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.25, to (A) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary and its obligations, (g) with the prior written consent of the Borrower, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 12.25 or (B) becomes available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis from a source other than the Borrower or any Subsidiary or any of their directors, officers, employees or agents, including accountants, legal counsel and other advisors; provided that the Administrative Agent, any Lender or the L/C Issuer may use such Information as permitted by clause (a) above, but the Administrative Agent, any Lender or the L/C Issuer shall not otherwise disclose such Information except as permitted by clauses (b) - (g), (i), (j) or (k) of this Section 12.25, (i) to rating agencies if requested or required by such agencies in connection with a rating relating to the Revolving Loans or the Revolving Credit Commitments hereunder, (j) to Gold Sheets and other similar bank trade publications (such information to consist of deal terms and other information regarding the credit facilities evidenced by this Agreement customarily found in such publications), or (k) to entities which compile and publish information about the syndicated loan market, provided that only basic information about the pricing and structure of the transaction evidenced hereby may be disclosed pursuant to this subsection (j).  For purposes of this Section 12.25, “Information” means all information received from the Borrower or any of the Subsidiaries or from any other Person on behalf of the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries or from any other Person on behalf of the Borrower or any of the Subsidiaries.  Each of the Administrative Agent, the Lenders, and the L/C Issuer specifically acknowledges that the common stock of Parent is traded on the New York Stock Exchange under the trading symbol “PINE.”  Each of the Administrative Agent, the Lenders, and the L/C Issuer further expressly acknowledges that it is aware that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including information concerning the matters that are the subject of this Agreement, from purchasing or selling securities of such issuer on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person.

Section 12.26.Limitation of Recourse “Section 12.26.Limitation of Recourse” \l 2 .  There shall be full recourse to the Borrower and the Guarantors and all of their assets and properties for the Obligations and any other liability under the Loan Documents. Subject to clauses (i) and (ii) of the following sentence, in no event shall any officer or director of the Borrower or any of its Subsidiaries be personally liable or obligated for the Obligations or any other liability under the Loan Documents.  Nothing herein contained shall limit or be construed to (i) release any such officer or director from liability for his or her fraudulent actions, misappropriation of funds or willful misconduct or (ii) limit or impair the exercise of remedies with respect to the Borrower and the Guarantors under the Loan Documents.  The provisions of this Section 12.26 shall survive the termination of this Agreement.

Section 12.27.Other Taxes. “Section 12.27.Other Taxes” \l 2   The Borrower agrees to pay on demand, and indemnify and hold the Administrative Agent, the Lenders, and the L/C Issuer harmless from, any Other Taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

Section 12.28.Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 12.29.Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 13.The Guarantees “Section 13.The Guarantees” \l 1 .

Section 13.1.The Guarantees “Section 13.1.The Guarantees” \l 2 .  To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to the Borrower by reason of the Revolving Credit Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, Parent and each Material Subsidiary party hereto (including any Material Subsidiary formed or acquired after the Closing Date executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to the Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, and their Affiliates, the due and punctual payment of all present and future Obligations, including, but not limited to, the due and punctual payment of principal of and interest on the Revolving Loans, Swing Loans, the Reimbursement Obligations, Hedging Liability, Funds Transfer and Deposit Account Liability, and the due and punctual payment of all other obligations now or hereafter owed by the Borrower under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability).  In case of failure by the Borrower or other obligor punctually to pay any obligations guaranteed hereby, each Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower or such obligor.

Section 13.2.Guarantee Unconditional “Section 13.2.Guarantee Unconditional” \l 2 .  The obligations of each Guarantor under this Section 13 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

(a)any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of the Borrower or other obligor or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;

(b)any modification or amendment of or supplement to this Agreement or any other Loan Document;

(c)any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, the Borrower or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or other obligor or of any other guarantor contained in any Loan Document;

(d)the existence of any claim, set-off, or other rights which the Borrower or other obligor or any other guarantor may have at any time against the Administrative Agent, any Lender, or any other Person, whether or not arising in connection herewith;

(e)any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower or other obligor, any other guarantor, or any other Person or Property;

(f)any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower or other obligor, regardless of what obligations of the Borrower or other obligor remain unpaid;

(g)any invalidity or unenforceability relating to or against the Borrower or other obligor or any other guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or other obligor or any other guarantor of the principal of or interest on any Revolving Loan or any Reimbursement Obligation or any other amount payable under the Loan Documents; or

(h)any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 13.

Section 13.3.Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances “Section 13.3.Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances” \l 2 .  Each Guarantor’s obligations under this Section 13 shall remain in full force and effect until the Revolving Credit Commitments are terminated, all Letters of Credit have expired, and the principal of and interest on the Revolving Loans, Swing Loans and all other amounts payable by the Borrower and the Guarantors under this Agreement and all other

Loan Documents have been paid in full.  If at any time any payment of the principal of or interest on any Revolving Loan, Swing Loan or any Reimbursement Obligation or any other amount payable by the Borrower or other obligor or any Guarantor under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or other obligor or of any guarantor, or otherwise, each Guarantor’s obligations under this Section 13 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

Section 13.4.Subrogation “Section 13.4.Subrogation” \l 2 .  Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the obligations guaranteed hereby shall have been paid in full subsequent to the termination of all the Revolving Credit Commitments and Swing Line and expiration of all Letters of Credit.  If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability and all other amounts payable by the Borrower hereunder and the other Loan Documents and (y) the termination of the Revolving Credit Commitments and Swing Line and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders (and their Affiliates) and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders (and their Affiliates) or be credited and applied upon the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability, whether matured or unmatured, in accordance with the terms of this Agreement.

Section 13.5.Waivers “Section 13.5.Waivers” \l 2 .  Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice except as specifically provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, or any other Person against the Borrower or other obligor, another guarantor, or any other Person.

Section 13.6.Limit on Recovery “Section 13.6.Limit on Recovery” \l 2 .  Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 13 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 13 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

Section 13.7.Stay of Acceleration “Section 13.7.Stay of Acceleration” \l 2 .  If acceleration of the time for payment of any amount payable by the Borrower or other obligor under this Agreement or any other Loan Document, is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

Section 13.8.Benefit to Guarantors “Section 13.8.Benefit to Guarantors” \l 2 .  The Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of each Guarantor.  Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder.

Section 13.9.Guarantor Covenants “Section 13.9.Guarantor Covenants” \l 2 .  Each Guarantor shall take such action as the Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrower is required by this Agreement to prohibit such Guarantor from taking.

Section 13.10.Keepwell. “Section 13.10.Keepwell” \l 2   Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until discharged in accordance with Section 13.3.  Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Pages to Follow]

This Credit Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.     "Signature Page" \l 4

“Borrower”

Alpine Income Property OP, LP,
a Delaware limited partnership

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By

Name: Daniel E. Smith

Title: Senior Vice President, General Counsel and Corporate Secretary

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By

Name: Gwendolyn Gatz

Title: Director

“Lenders”

Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as a Lender and Swing Line Lender

By

Name: Gwendolyn Gatz

Title: Director

[Signature Page to Credit Agreement-Alpine Income Property OP, LP]

Raymond James Bank, N.A., as a Lender

By

Name:

Title:

[Signature Page to Credit Agreement-Alpine Income Property OP, LP]

The Huntington National Bank, as a Lender

By

Name:

Title:

[Signature Page to Credit Agreement-Alpine Income Property OP, LP]

Truist Bank, as a Lender

By

Name:

Title:

[Signature Page to Credit Agreement-Alpine Income Property OP, LP]

“Guarantors”

“Parent”

Alpine Income Property Trust, Inc., a Maryland corporation

By

Name: Daniel E. Smith

Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Credit Agreement-Alpine Income Property OP, LP]

“Material Subsidiaries”

CTO17 Hillsboro OR LLC

Bluebird Metrowest Orlando LLC

CTO16 Raleigh LLC

CTO16 Reno LLC

CTO19 Winston Salem NC LLC

Indigo Henry LLC

CTO17 Saugus LLC

CTLC18 Lynn MA LLC

CTO16 Huntersville LLC

CTO19 Birmingham LLC

PINE19 Alpharetta GA LLC

PINE19 Jacksonville FL LLC

LHC15 Glendale AZ LLC

CTO19 Troy WI LLC

CTO17 Brandon FL LLC

CTO19 Albany GA LLC

PINE20 Blanding LLC

PINE19 Georgetown TX LLC

PINE20 Hurst TX LLC

PINE19 Slaughter Austin TX LLC

PINE20 Tulsa LLC

PINE20 Highland KY LLC

PINE20 Tyn LLC

PINE20 Arden NC LLC

PINE20 Barker LLC

PINE20 Bingham LLC

PINE20 Chazy LLC

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

PINE20 Hammond LLC

PINE20 Harrisville LLC

PINE20 Heuvelton LLC

PINE20 Howell MI LLC

PINE20 Limestone LLC

PINE20 Milford LLC

PINE20 Newtonsville LLC

PINE20 Odessa LLC

PINE20 Salem LLC

PINE20 Severn LLC

PINE20 Somerville LLC

PINE20 Willis LLC

PINE20 Winthrop LLC

PINE20 Glendale LLC

PINE20 Kermit LLC

PINE20 Tacoma LLC

PINE20 Cut & Shoot LLC

PINE20 Del Rio LLC

PINE20 Seguin LLC

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Exhibit A

Notice of Payment Request

[Date]

[Name of Lender]

[Address]

Attention:

Reference is made to the Credit Agreement, dated as of November 26, 2019, among Alpine Income Property OP, LP, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement.  [The Borrower has failed to pay its Reimbursement Obligation in the amount of $____________.  Your Revolver Percentage of the unpaid Reimbursement Obligation is $_____________] or [__________________________ has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $_______________.  Your Revolver Percentage of the returned Reimbursement Obligation is $_______________.]

Very truly yours,

Bank of Montreal, as L/C Issuer

By

Name

Title

Exhibit B

Notice of Borrowing

Date:, ____

To:

Bank of Montreal, as Administrative Agent for the Lenders from time to time parties to the Credit Agreement dated as of November 26, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Alpine Income Property OP, LP, certain Guarantors which are signatories thereto, certain Lenders which are from time to time parties thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

1.The Business Day of the proposed Borrowing is ___________, ____.

2.The aggregate amount of the proposed Borrowing is $______________.

3.The Borrowing is being advanced under the Revolving Credit.

4.The Borrowing is to be comprised of $___________ of [Base Rate] [Eurodollar] Loans.

[5.The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be ____________ months.]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

(b)no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Exhibit C

Notice of Continuation/Conversion

Date: ____________, ____

To:Bank of Montreal, as Administrative Agent for the Lenders from time to time parties to the Credit Agreement dated as of November 26, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Alpine Income Property OP, LP, certain Guarantors which are from time to time signatories thereto, certain Lenders which are from time to time parties thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1.The conversion/continuation Date is __________, ____.

2.The aggregate amount of the Revolving Loans to be [converted] [continued] is $______________.

3.The Revolving Loans are to be [converted into] [continued as] [Eurodollar] [Base Rate] Loans.

4.[If applicable:]  The duration of the Interest Period for the Revolving Loans included in the [conversion] [continuation] shall be _________ months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

(b)no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

Alpine Income Property OP, LP

By:

  Name:

  Title:

[Notice of Continuation/Conversion]

Exhibit D-1

Revolving Note

U.S. $____________________________, 20___

For Value Received, the undersigned, Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to ____________________ (the “Lender”) or its permitted assigns on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in Chicago Illinois (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of November 26, 2019, among the Borrower, the Guarantors party thereto, the Lenders parties thereto, the Swing Line Lender, the L/C Issuer and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Exhibit D-2

Swing Note

U.S. $5,000,000.00November 26, 2019

For Value Received, the undersigned, Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to ____________________ (the “Lender”) or its permitted assigns on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of Five Million and 00/100 Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is the Swing Note referred to in the Credit Agreement dated as of November 26, 2019, among the Borrower, the Guarantors party thereto, the Lenders. Swing Line Lender and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof.  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

Alpine Income Property OP, LP

By

Name

Title

Exhibit E

Compliance Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of November 26, 2019, as amended, among Alpine Income Property OP, LP, as Borrower, the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement

The Undersigned hereby certifies that:

1.I am the duly elected ____________ of Alpine Income Property OP, LP;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________, 20___.

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Credit Agreement
dated as of November 26, 2019, as amended

Calculations as of _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1. Total Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line A1 to A2	____:1.0
4. Line A3 must not exceed	0.60:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1. Secured Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line B1 to B2	____:1.0
4. Line B3 must not exceed	0.40:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
C. Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))
1. Net Income	$___________
2. Depreciation and amortization expense	___________
3. Interest Expense	___________

4. Income tax expense	___________
5. Extraordinary, unrealized or non-recurring losses	___________
6. Non-Cash Compensation Paid in Equity Securities	___________
7. Extraordinary, unrealized or non-recurring gains	___________
8. Income tax benefits	___________
9. Sum of Lines C2, C3, C4, C5 and C6	___________
10. Sum of Lines C7 and C8	___________
11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________
12. Annual Capital Expenditure Reserve	___________
13. Line C11 minus Line C12 (“Adjusted EBITDA”)	___________
14. Interest Expense	___________
15. Principal Amortization Payments	___________
16. Dividends on Preferred Stock	___________
17. Income Taxes Paid	___________
18. Sum of Lines C14, C15, C16 and C17 (“Fixed Charges”)	___________
19. Ratio of Line C13 to Line C18	____:1.0
20. Line C19 shall not be less than	1.50:1.0
21. The Borrower is in compliance (circle yes or no)	yes/no
D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1. Secured Recourse Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line D1 to Line D2	____:1.0
4. Line D3 shall not exceed	0.05:1.0
5. The Borrower is in compliance (circle yes	yes/no

or no)
E. Maximum Unsecured Indebtedness to Borrowing Base Value (Section 8.20(e))
1. Total Unsecured Indebtedness	$___________
2. Borrowing Base Value	___________
3. Ratio of Line E1 to E2	____:1.0
4. Line E3 must not exceed	0.60:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
F. Tangible Net Worth (Section 8.20(f))
1. Tangible Net Worth	$___________
2. Aggregate net proceeds of Stock and Stock Equivalent offerings after the First Amendment Effective Date	___________
3. 75% of Line F2	___________
4. $136,017,557 plus Line F3	___________
5. Line F1 shall not be less than Line F4
6. The Borrower is in compliance (circle yes or no)	yes/no
G. Investments (Joint Ventures) (Section 8.8(i))
1. Cash Investments in Joint Ventures	$___________
2. Total Asset Value	$___________
3. Line G1 divided by Line G2	___________
4. Line G3 shall not exceed 10%
5. The Borrower is in compliance (circle yes or no)	yes/no

H. Investments (Assets Under Development) (Section 8.8(j))
1. Assets Under Development	$___________
2. Total Asset Value	$___________
3. Line H1 divided by Line H2	___________
4. Line H3 shall not exceed 10%
5. The Borrower is in compliance (circle yes or no)	yes/no
I. Investments (Stock Repurchases) (Section 8.8(k))
1. Stock Repurchases	$___________
2. Total Asset Value	$___________
3. Line I1 divided by Line I2	___________
4. Line I3 shall not exceed 10%	$___________
5. The Borrower is in compliance (circle yes or no)	yes/no
J. Aggregate Investment Limitation to Total Asset Value (Section 8.8)
1. Sum of Lines G1, H1 and I1	$___________
2. Total Asset Value	____________
3. Line J1 divided by Line J2	___________
4. Line J3 shall not exceed 30%
5. The Borrower is in compliance (circle yes or no)	yes/no

K. Restricted Payments (Section 8.25(a))
1. Aggregate amount of cash distributions made by the Parent to its equity holders during such period	$___________
2. Parent’s Adjusted FFO for such period	____________
3. 95% of Line K2	____________

4. Amount necessary for the Parent to be able to make distributions required to maintain its status as a REIT (i.e., to satisfy the distribution requirements set forth in Section 4981 of the Code)	____________
5. Greater of Line K3 and Line K4	____________
6. Line K1 shall not exceed Line K5
7. The Borrower is in compliance (circle yes or no)	yes/no

Exhibit A to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated November 26, 2019, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Exhibit B to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit B, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated November 26, 2019, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 3% of rents or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Property NOI for all Properties:$_____________

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Exhibit F

Assignment and Acceptance

Dated _____________, _______

Reference is made to the Credit Agreement dated as of November 26, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Alpine Income Property OP, LP, the Guarantors from time to time party thereto, the Lenders and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).  Terms defined in the Credit Agreement are used herein with the same meaning.

______________________________________________________ (the “Assignor”) and _________________________ (the “Assignee”) agree as follows:

1.The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the amount and specified percentage interest shown on Annex I hereto of the Assignor’s rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, the Assignor’s Revolving Credit Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor’s Revolver Percentage of any outstanding L/C Obligations.

2.The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(b) and (c) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth on its Administrative Questionnaire.

4.As consideration for the assignment and sale contemplated in Annex I hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds the amount agreed upon between them.  It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the Effective Date are for the account of the Assignee.  Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

5.The effective date for this Assignment and Acceptance shall be ___________ (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the Borrower.

6.Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

7.Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

8.This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Assignor Lender]

By

Name

Title

[Assignee Lender]

By

Name

Title

Accepted and consented this

____ day of _____________

Alpine Income Property OP, LP

By

Name

Title

Accepted and consented to by the Administrative Agent and L/C Issuer this ___ day of _________

Bank of Montreal, as Administrative Agent and L/C Issuer

By

Name

Title

Annex I

to Assignment and Acceptance

The assignee hereby purchases and assumes from the assignor the following interest in and to all of the Assignor’s rights and obligations under the Credit Agreement as of the effective date.

Facility Assigned	Aggregate Revolving Credit Commitment/Loans for All Lenders	Amount of Revolving Credit Commitment/Loans Assigned	Percentage Assigned of Revolving Credit Commitment/Loans
Revolving Credit	$____________	$____________	_____%

Exhibit G

Additional Guarantor Supplement

______________, ___

Bank of Montreal, as Administrative Agent for the Lenders named in the Credit Agreement dated as of November 26, 2019, among Alpine Income Property OP, LP, as Borrower, the Guarantors signatories thereto, the Lenders from time to time party thereto, and the Administrative Agent (the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above.  Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

The undersigned, [name of Subsidiary Guarantor], a [jurisdiction of incorporation or organization] hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  The undersigned confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to the undersigned as of the date hereof and the undersigned shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.

Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery by the undersigned to the Administrative Agent, and it shall not be necessary for the Administrative Agent or any Lender, or any of their Affiliates entitled to the benefits hereof, to execute this Agreement or any other acceptance hereof.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

Very truly yours,

[Name of Subsidiary Guarantor]

By

Name

Title___________________________________

Exhibit H

Commitment Amount Increase Request

_______________, ____

To:

Bank of Montreal, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of November 26, 2019 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Alpine Income Property OP, LP, the Guarantors which are signatories thereto, certain Lenders parties thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”) hereby refers to the Credit Agreement and requests that the Administrative Agent consent to an increase in the aggregate Revolving Credit Commitments (the “Commitment Amount Increase”), in accordance with Section 1.15 of the Credit Agreement, to be effected by [an increase in the Revolving Credit Commitment of [name of existing Lender]] [the addition of [name of new Lender] (the “New Lender”) as a Lender under the terms of the Credit Agreement].  Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

After giving effect to such Commitment Amount Increase, the Revolving Credit Commitment of the [Lender] [New Lender] shall be $_____________.

[Include paragraphs 1-4 for a New Lender]

1.The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Revolving Loans and other extensions of credit thereunder.  The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement.  The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

2.Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

3.The New Lender shall deliver to the Administrative Agent an Administrative Questionnaire.

[4.The New Lender has delivered, if appropriate, to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in [Section 12.1] of the Credit Agreement.]*

This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the internal laws of the state of New York.

The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.15 of the Credit Agreement, but not in any case prior to ___________________, ____.  It shall be a condition to the effectiveness of the Commitment Amount Increase that all expenses referred to in Section 1.15 of the Credit Agreement shall have been paid.

The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

* Insert bracketed paragraph if New Lender is organized under the law of a jurisdiction other than the United States of America or a state thereof.

Please indicate the Administrative Agent’s consent to such Commitment Amount Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

Alpine Income Property OP, LP

By:

  Name:

  Title:

[New or existing Lender Increasing Commitments]

By:

  Name:

  Title:

The undersigned hereby consents on this __ day of _____________, _____ to the above-requested Commitment Amount Increase.

Bank of Montreal,
 as Administrative Agent

By

Name

Title

Exhibit I

Borrowing Base Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below.

Pursuant to the terms of the Credit Agreement dated as of November 26, 2019, as amended, among us (the “Credit Agreement”), we submit this Borrowing Base Certificate to you and certify that the calculation of the Borrowing Base set forth below and on any Exhibits to this Certificate is true, correct and complete as of the Borrowing Base Determination Date.

A.Borrowing Base Determination Date: __________________ ____, 20___.

B.The Borrowing Base, Adjusted Borrowing Base and Revolving Credit Availability as of the Borrowing Base Determination Date is calculated as:

1. 60% of the Borrowing Base Value as calculated on Exhibit A hereto	$_________________
2.Debt Service Coverage Amount as calculated on Exhibit B hereto	$_________________
3.The lesser of Line 1 and Line 2 (the “Borrowing Base”)	$_________________
4.Aggregate Other Unsecured Indebtedness outstanding	$_________________
5.Line 3 minus Line 4 (the “Adjusted Borrowing Base”)	$_________________
6.Aggregate Revolving Loans, Swing Loans and L/C Obligations outstanding	$_________________
7.The lesser of (x) $150,000,000 and (y) Line 5 minus Line 6 (the “Revolving Credit Availability”)	$_________________

The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this ______ day of __________________ 20___.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Exhibit A to Borrowing Base Certificate

of Alpine Income Property OP, LP

This Exhibit A is attached to the Borrowing Base Certificate of Alpine Income Property OP, LP for the Borrowing Base Determination Date of ___________ ____, 20___ and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement dated November 26, 2019, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Borrowing Base Value as of the Borrowing Base Determination Date set forth above:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

Borrowing Base Value of all Eligible Properties:$__________

Borrowing Base Requirements:

A. Number of Properties
1. The number of Eligible Properties	___________
2. Line A1 shall not be less than 10
3. The Borrower is in compliance (circle yes or no)	yes/no
B. Borrowing Base Value
1. Borrowing Base Value	$___________
2. Line B1 shall not be less than $100,000,000
3. The Borrower is in compliance (circle yes or no)	yes/no
C. Non-Retail, Office or Mixed-Use Retail/Office Properties
1. Percent of Borrowing Base Value attributable to Non-Retail, Office or Mixed-Use Retail/Office Properties	___________%
2. Line C1 shall not be greater than 20%
3. The Borrower is in compliance (circle yes or no)	yes/no
D. Individual Eligible Property Value

1.

The Percentage of Borrowing Base Value of each Eligible Property is set forth [above or on the attached Schedule] and the largest Borrowing Base Value or any Eligible Property is $___________ for the ___________ Eligible Property.

2. No Eligible Property comprises more than 25% of Borrowing Base Value
3. The Borrower is in compliance (circle yes or no)	yes/no1
E. Single Tenant Borrowing Base Value
1. The largest amount of Borrowing Base Value from a single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, is $_____________ from _____________.
2. No single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, comprises more than 20% of Borrowing Base Value
3. The Borrower is in compliance (circle yes or no)	yes/no2
F. Permitted Ground Lease Investments
1. Percent of Borrowing Base Value attributable to Permitted Ground Lease Investments	__%
2. Line F1 shall not be greater than 30%
3. The Borrower is in compliance (circle yes or no)	yes/no3
G. Occupancy Rate
1. Aggregate Occupancy Rate of Eligible Properties	__%
2. Line G1 shall not be less than 85%
3. The Borrower is in compliance (circle yes or no)	yes/no
H. MSA4

1 If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties to the extent it exceeds the 25% concentration limit.

2 If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties to the extent it exceeds the 20% concentration limit.

3 If applicable, the calculation of Borrowing Base Value includes an adjustment to exclude that portion of the Property NOI or book value of any Permitted Ground Lease Investments attributable to any Permitted Ground Lease Investments to the extent it exceeds the 35% concentration limit.

4 To be duplicated for each MSA with Eligible Properties.

1. Percent of Borrowing Base Value attributable to Eligible Properties in [________] MSA	__%
2. Line H1 shall not be greater than 35%
3. The Borrower is in compliance (circle yes or no)	yes/no

Exhibit B to Borrowing Base Certificate

of Alpine Income Property OP, LP

This Exhibit B is attached to the Borrowing Base Certificate of Alpine Income Property OP, LP for the Borrowing Base Determination Date of __________ ___, 20__ and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement dated November 26, 2019, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Debt Service Coverage Amount as of the Borrowing Base Determination Date set forth above:

Eligible Properties	Debt Service Coverage Amount as Calculated on Annex I to this Exhibit B
$__________
$__________
$__________
$__________

Total Debt Service Coverage Amount of all Eligible Properties:$__________

Annex I to Exhibit B to Borrowing Base Certificate

of Alpine Income Property OP, LP

[Borrower to Insert Calculation of Debt Service Coverage Amount for each Eligible Property with concentration limit exclusions]

Schedule I

Revolving Credit Commitments

Name of Lender	Revolving Credit Commitment
Bank of Montreal, a Canadian chartered bank acting through its Chicago branch	$50,000,000
Raymond James Bank, N.A.	$50,000,000
The Huntington National Bank	$25,000,000
Truist Bank	$25,000,000
Total	$150,000,000

Schedule 1.1

Third Amendment Effective Date Properties

Tenant	City, State	Square Feet
LA Fitness	Brandon, Florida	45,000
JoAnn Fabrics	Saugus, Massachusetts	22,500
Century Theater	Reno, Nevada	52,474
At Home	Raleigh, North Carolina	116,334
Dick’s Sporting Goods, Inc.	McDonough, Georgia	46,315
Best Buy Stores, L.P.	McDonough, Georgia	30,038
Hilton Metrowest	Orlando, Florida	102,019
Hilton Cambridge	Orlando, Florida	31,895
Outback Steakhouse	Huntersville, North Carolina	6,297
Hobby Lobby	Winston-Salem, North Carolina	55,000
Wells Fargo Building	Hillsboro, Oregon	212,363
Alpine Valley Music Theatre	East Troy, Wisconsin	---
Family Dollar	Lynn, Massachusetts	9,228
Walgreens	Birmingham, Alabama	14,516
Walgreens	Albany, Georgia	14,770
Walgreens	Alpharetta, Georgia	15,120
Container Store	Glendale, Arizona	23,329
Cheddar’s	Jacksonville, Florida	8,146
Scrubbles Car Wash	Jacksonville, Florida	4,512
Old Time Pottery	Orange Park, Florida	84,180

Freddy’s Frozen Custard	Orange Park, Florida	3,200
7 Eleven	Georgetown, Texas	7,726
Conn’s HomePlus	Hurst, Texas	37,957
7 Eleven	Austin, Texas	6,400
Hobby Lobby	Tulsa, Oklahoma	84,180
Long John Silvers	Tulsa, Oklahoma	3,000
BP Convenience Store	Highland Heights, Kentucky	2,578
AMC Theatre	Tynsborough, Massachusetts	39,474
Hobby Lobby	Arden, North Carolina	55,000
Dollar General	Barker, New York	9,275
Dollar General	Bingham, Maine	9,345
Dollar General	Chazy, New York	9,277
Dollar General	Hammond, New York	9,219
Dollar General	Harrisville, New York	9,309
Dollar General	Heuvelton, New York	9,342
Walmart	Howell, Michigan	214,172
Dollar General	Limestone, Maine	9,167
Dollar General	Milford, Maine	9,128
Dollar General	Newtonsville, Ohio	9,290
Dollar General	Odessa, Texas	9,127
Dollar General	Salem, New York	9,199
Advance Auto Parts	Severn, Maryland	6,876
Dollar General	Somerville, Texas	9,252

Dollar General	Willis, Texas	9,138
Dollar General	Winthrop, Texas	9,167
Kohl’s	Glendale, Arizona	87,875
Dollar General	Kermit, Texas	10,920
Walgreen’s	Tacoma, Washington	14,125
Dollar General	Cut & Shoot, Texas	9,096
Dollar General	Del Rio, Texas	9,219
Dollar General	Seguin, Texas	9,155
Sportsman’s Warehouse	Albuquerque, New Mexico	48,974
At Home	North Canton, Ohio	89,902
Pet Supplies Plus	North Canton, Ohio	8,400
Salon Lofts	North Canton, Ohio	4,000

SCHEDULE 6.2

SUBSIDIARIES

BLUEBIRD METROWEST ORLANDO LLC

Date of Formation:January 14, 2013

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTLC18 LYNN MA LLC

Date of Formation:May 28, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO16 HUNTERSVILLE LLC

Date of Formation:August 17, 2016

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO16 RALEIGH LLC

Date of Formation:September 9, 2016

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO16 RENO LLC

Date of Formation:November 1, 2016

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO17 BRANDON FL LLC

Date of Formation:March 27, 2017

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO17 HILLSBORO OR LLC

Date of Formation:September 9, 2017

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO17 SAUGUS MA LLC

Date of Formation:February 17, 2017

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO19 ALBANY GA LLC

Date of Formation:June 6, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO19 BIRMINGHAM LLC

Date of Formation:May 8, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO19 TROY WI LLC

Date of Formation:August 20, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

CTO19 WINSTON SALEM NC LLC

Date of Formation:March 13, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

INDIGO HENRY LLC

Date of Formation:May 26, 2006

State of Formation:Florida

Member:Alpine Income Property OP, LP

PINE19 ALPHARETTA GA LLC

Date of Formation:October 1, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

LHC15 GLENDALE AZ LLC

Date of Formation:April 28, 2015

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE19 JACKSONVILLE FL LLC

Date of Formation:October 1, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 BLANDING LLC

Date of Formation:February 6, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE19 GEORGETOWN TX LLC

Date of Formation:October 4, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HURST TX LLC

Date of Formation:December 16, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE19 SLAUGHTER AUSTIN TX LLC

Date of Formation:October 4, 2019

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 TULSA LLC

Date of Formation:February 6, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HIGHLAND KY LLC

Date of Formation:January 16, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 TYN LLC

Date of Formation:January 16, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 ARDEN NC LLC

Date of Formation:May 28, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 BARKER LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 BINGHAM LLC

Date of Formation:September 3, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 CHAZY LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HAMMOND LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HARRISVILLE LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HEUVELTON LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 HOWELL MI LLC

Date of Formation:May 28, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 LIMESTONE LLC

Date of Formation:September 3, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 MILFORD LLC

Date of Formation:September 3, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 NEWTONSVILLE LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 ODESSA LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 SALEM LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 SEVERN LLC

Date of Formation:August 18, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 SOMERVILLE LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 WILLIS LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 WINTHROP LLC

Date of Formation:August 19, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 GLENDALE LLC

Date of Formation:November 16, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 KERMIT LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 TACOMA LLC

Date of Formation:November 16, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 CUT & SHOOT LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 DEL RIO LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

PINE20 SEGUIN LLC

Date of Formation:July 30, 2020

State of Formation:Delaware

Member:Alpine Income Property OP, LP

Schedule 6.6

Material Adverse Change

None.

Schedule 6.11

Litigation

None.

Schedule 6.12

Tax Returns

None.

Schedule 6.17

Environmental Issues

None.

Schedule 6.23

Maintenance and Condition

None.

Schedule 8.7

Existing Liens

None.